UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number           811-5850
                                                --------------------------------

                             OneAmerica Funds, Inc.
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1 American Square, Indianapolis, IN, 46282-8216
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Constance E. Lund
                 1 American Square, Indianapolis, IN, 46282-8216
   ---------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 317-285-1877
                                                            ------------

                   Date of fiscal year end: December 31, 2008
                                            -----------------

                   Date of reporting period: December 31, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

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                                DECEMBER 31, 2008
--------------------------------------------------------------------------------

                     [GRAPHIC OF ONEAMERICA(R) FUNDS, INC.]

[LOGO OF ONEAMERICA(R) FUNDS, INC.] ONEAMERICA(R) FUNDS, INC.
                                    ANNUAL REPORT

     NOTE: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

     Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company(R) (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

--------------------------------------------------------------------------------

                           ONE AMERICA(R) FUNDS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Directors and Officers of OneAmerica Funds, Inc.

Jean L. Wojtowicz, Chairwoman of
  the Board of Directors                  J. Scott Davison, President
William R. Brown, Director                Constance E. Lund, Treasurer
Steven J. Helmich, Director (1)           Thomas M. Zurek, Secretary
K. Lowell Short, Jr., Director (1)        Daniel Schluge, Assistant Treasurer
Gilbert F. Viets, Director (1)            Richard M. Ellery, Assistant Secretary
                                             and Chief Compliance Officer
(1) Audit Committee

[PHOTO OF J. SCOTT DAVISON]   A Message
                              From
                              The President
                              of OneAmerica Funds, Inc.

In August 2008, the Board of Directors of OneAmerica Funds, Inc. appointed me to the position of president. It is a privilege to serve in this role and to follow the extraordinary leadership example of Dayton Molendorp, OneAmerica Funds president from 2004 until 2008. I want to thank Dayton for his exemplary service to the shareholders of the OneAmerica Funds during his tenure.

I am pleased to provide you with the 2008 annual report for the OneAmerica Funds, Inc. This report includes investment performance, portfolio managers' letters and financial information pertaining to each portfolio within the Fund.

Many have been impacted by the recent market turbulence. Investor confidence has been diminished by the magnitude and speed at which wealth was destroyed in the equity market last year. The credit market is pricing in a level of corporate defaults commensurate with a depression. The only "safe haven" during 2008 was the Treasury market as a result of a pronounced increase in risk aversion.

OneAmerica Funds, Inc. includes five investment portfolios. These portfolios have no direct exposure to any of the following:

  o   Subprime loans
  o   Alt-A investments
  o   Collateralized debt obligations (CDOs)
  o   Fannie Mae/Freddie Mac stock
  o   Credit default swaps (CDSs)
  o   Collateralized loan obligations (CLOs)
  o   Structured investment vehicles (SIVs)
  o   Auction rate loans
  o   Lehman Brothers
  o   Washington Mutual
  o   AIG stock
  o   Wachovia stock

Despite the turbulent marketplace, the Value Portfolio was able to outperform the S&P 500 for the one, five, and 10-year time periods ending December 2008 and bested the Average U.S. Stock Fund, according to Lipper, for the one, three, five and 10-year time periods. The Investment Grade Bond Portfolio outperformed the Lipper Average Taxable Bond Fund for the one, three, five and 10-year time periods. In addition, the Asset Director Portfolio was able to outperform Lipper's Balanced Fund for the identical time periods.

To help further reassure investors in our Money Market Portfolio, we announced our participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds. Under this program, the Treasury will guarantee, until April 30, 2009, the share price of any participating, publicly offered money market fund that is regulated under the Investment Company Act of 1940, as long as such fund seeks to maintain a stable net asset value of $1.00. See footnote 10 for additional information.

Investment performance for each portfolio in OneAmerica Funds, Inc. has been listed below. I encourage your careful review of the portfolio managers' comments on the following pages. They will provide additional insight into the market environment and specific drivers of portfolio investment performance.

PORTFOLIO                                CLASS O          ADVISOR CLASS
---------                                -------          -------------
Value Portfolio                          -36.9%               -37.1%
Money Market Portfolio                     2.1%                 1.9%
Investment Grade Bond Portfolio           -1.0%                -1.2%
Asset Director Portfolio                 -25.4%               -25.7%
Socially Responsive Portfolio            -36.8%               -37.1%

Performance numbers for the OneAmerica portfolios are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges.

As this extended period of market uncertainty continues, we will maintain our rock-solid focus on the vision, values and goals that have kept our company strong. Thank you for your continued investment and confidence in OneAmerica Funds, Inc.

                                                    /s/ J. Scott Davison

                                                    J. Scott Davison
                                                    President
                                                    OneAmerica Funds, Inc.

Indianapolis, Indiana
February 15, 2009

[PHOTO OF KATHRYN HUDSPETH]   A Message
                              From
                              Kathryn Hudspeth,
                              Portfolio Manager of the Value Portfolio

The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

Most investors gave a sigh of relief as we closed the books on 2008, a year that was extremely challenging with respect to investment performance. Global equity markets were buffeted by the mortgage debacle, high profile financial failures and forced buyouts, an unprecedented credit crisis, the need for successive bailout and rescue maneuvers, and the onset of a deep and prolonged recession.

Sadly, the current devastating bear market will be remembered in the history books for its severity and volatility. The Dow Jones Industrial Average (DJIA) declined 33.8 percent last year on a principal basis, its weakest return since 1931. The price level of the Standard & Poor's 500 Index (S&P 500) slid 38.5 percent, its worst year since 1937. The S&P 500 also fell 51.9 percent from its peak on October 9, 2007 to its recent low on November 20, 2008, making it the worst bear market during the post-World War II era.

The declines were extremely broad based as stocks across all sectors suffered. However, defensive sectors such as consumer staples and health care suffered the least while financials were, by far, the worst performing sector. Aside from the dramatic losses experienced last year, the equity market was also defined by increased volatility, as dramatic one-day losses and rallies became almost commonplace.

The investment return for the Value Portfolio - Class O shares was -36.9 percent for calendar 2008. Although it is extremely disheartening to ever report negative returns, the portfolio outperformed the S&P 500 over the one, five, and 10-year time periods. Investments in transportation, retail, and apparel companies helped overall returns. The portfolio was intentionally underweighted in the financial and materials sectors. Nevertheless, the few names the portfolio did hold in these sectors underperformed the broad market last year.

Fortunately, bear markets do not last forever. We experienced a slight improvement in investor sentiment during December 2008 as investors anticipate continued fiscal and monetary stimulus plans will prove effective in stabilizing the economy and credit markets. Although it is premature to declare an end to the current bear market, we are cautiously optimistic regarding the outlook for stocks during calendar year 2009. However, this outlook is dependent on an economic recovery during the second half of 2009 and a reduction of the risk aversion that has plagued our marketplace. If these events fail to materialize, any market improvement would likely be pushed out to 2010.

ONEAMERICA VALUE PORTFOLIO - CLASS O (UNAUDITED)

   [CHART OF ONEAMERICA VALUE PORTFOLIO - CLASS O]

                Value Portfolio
                   - Class O                   S&P 500
                ---------------                -------
12/98               $10,000                    $10,000
 3/99                 9,996                     10,498
 6/99                11,087                     11,238
 9/99                10,006                     10,537
12/99                 9,906                     12,105
 3/00                 9,658                     12,382
 6/00                 9,535                     12,053
 9/00                10,776                     11,936
12/00                11,657                     11,001
 3/01                11,450                      9,696
 6/01                12,717                     10,264
 9/01                11,114                      8,757
12/01                12,975                      9,693
03/02                14,142                      9,720
06/02                13,447                      8,418
09/02                10,868                      6,966
12/02                12,067                      7,551
03/03                11,472                      7,314
06/03                13,430                      8,440
09/03                14,314                      8,664
12/03                16,471                      9,719
03/04                17,113                      9,883
06/04                17,283                     10,054
09/04                17,139                      9,866
12/04                18,937                     10,777
03/05                18,911                     10,545
06/05                19,315                     10,689
09/05                20,414                     11,074
12/05                20,811                     11,306
03/06                22,646                     11,782
06/06                21,813                     11,612
09/06                22,391                     12,270
12/06                23,629                     13,093
03/07                24,557                     13,176
06/07                26,662                     14,004
09/07                26,297                     14,288
12/07                24,472                     13,812
03/08                22,663                     12,507
06/08                21,582                     12,166
09/08                20,335                     11,147
12/08                15,432                      8,702

--------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------------
                                             Value - Class O                S&P 500
One Year                                         -36.9%                      -37.0%
Five Years                                       -1.3%                       -2.2%
Ten Years                                         4.4%                       -1.4%
Value of a hypothetical $10,000
  investment made on 12/31/98                   $15,432                     $8,702
--------------------------------------------------------------------------------------

The charts above show the Value Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS (UNAUDITED)

                Value Portfolio -
                  Advisor Class                  S&P 500
                -----------------                -------
12/98               $10,000                      $10,000
 3/99                 9,989                       10,498
 6/99                11,071                       11,238
 9/99                 9,984                       10,537
12/99                 9,877                       12,105
 3/00                 9,623                       12,382
 6/00                 9,494                       12,053
 9/00                10,722                       11,936
12/00                11,591                       11,001
 3/01                11,376                        9,696
 6/01                12,626                       10,264
 9/01                11,025                        8,757
12/01                12,863                        9,693
03/02                14,009                        9,720
06/02                13,311                        8,418
09/02                10,750                        6,966
12/02                11,928                        7,551
03/03                11,332                        7,314
06/03                13,257                        8,440
09/03                14,117                        8,664
12/03                16,234                        9,719
03/04                16,855                        9,883
06/04                17,009                       10,054
09/04                16,854                        9,866
12/04                18,609                       10,777
03/05                18,568                       10,545
06/05                18,950                       10,689
09/05                20,013                       11,074
12/05                20,385                       11,306
03/06                22,167                       11,782
06/06                21,336                       11,612
09/06                21,884                       12,270
12/06                23,077                       13,093
03/07                23,965                       13,176
06/07                25,998                       14,004
09/07                25,623                       14,288
12/07                23,830                       13,812
03/08                22,052                       12,507
06/08                20,985                       12,166
09/08                19,757                       11,147
12/08                14,980                        8,702

--------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------------
                                             Value - Class O                S&P 500
One Year                                         -37.1%                     -37.0%
Five Years                                       -1.6%                      -2.2%
Ten Years                                         4.1%                      -1.4%
Value of a hypothetical $10,000
  investment made on 12/31/98                   $14,980                     $8,702
--------------------------------------------------------------------------------------

The charts above show the Value Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Value Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                                 VALUE PORTFOLIO
                          DECEMBER 31, 2008 (UNAUDITED)

                        Industry                              % of Total Net Assets
---------------------------------------------------------     ---------------------
Health Care                                                           12.8%
Oil & Oil Services                                                     8.2
Diversified Manufacturing                                              7.4
Diversified Financial Services                                         7.1
Retail                                                                 6.8
Telecommunication Services                                             6.8
Computer Hardware & Software                                           6.7
Semiconductors                                                         6.4
Apparel                                                                4.2
Money Market Mutual Funds                                              3.9
Transportation                                                         3.9
Mutual Funds                                                           3.2
Automotive Components                                                  2.6
Aerospace & Defense                                                    2.4
Industrial Conglomerates                                               2.4
Food & Beverage                                                        2.0
Metals & Mining                                                        1.8
Recreation                                                             1.8
Electrical Equipment                                                   1.7
Chemicals                                                              1.5
Construction Machinery                                                 1.0
Oil & Gas                                                              1.0
Transport Service                                                      1.0
Commercial Services                                                    0.9
Consumer Finance                                                       0.9
Electronics                                                            0.9
Machinery                                                              0.3
                                                                     -----
                                                                      99.6
Other assets in excess of liabilities                                  0.4
                                                                     -----
NET ASSETS                                                           100.0%
                                                                     =====

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                          DECEMBER 31, 2008 (UNAUDITED)

                        Industry                              % of Total Net Assets
---------------------------------------------------------     ---------------------
Consumer Finance                                                      14.8%
Manufacturing                                                         11.8
Medical Products                                                      11.5
Food, Beverages                                                        8.3
Oil & Gas                                                              7.8
Electric Integrated                                                    4.0
Finance - Leasing                                                      3.9
Entertainment                                                          3.8
Computers & Peripherals                                                3.5
Household & Presonal Products                                          3.4
U.S. Government & Agency Obligations                                   3.2
Electric Products                                                      3.1
Diversified Financial Services                                         3.0
Money Market Mutual Funds                                              2.5
Chemical - Diversified                                                 2.4
Education                                                              2.4
Automotive                                                             2.2
Industrial Conglomerates                                               2.2
Variable Rate Demand Notes                                             1.7
Commercial Banks                                                       1.4
Electronic Products                                                    0.7
Medical-Drugs                                                          0.7
Transport Service                                                      0.7
Diversified Telecommunications Services                                0.6
                                                                     -----
                                                                      99.6
Other assets in excess of liabilities                                  0.4
                                                                     -----
NET ASSETS                                                           100.0%
                                                                     =====

[PHOTO OF DAVID WEISENBURGER]   A Message
                                From
                                David Weisenburger,
                                Portfolio Manager of the Investment Grade Bond
                                  Portfolio

The Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate securities, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings can range in maturity from overnight money market investments to bonds with maturities of thirty years or longer. The average duration of the portfolio can be reduced or extended to reflect our interest rate outlook. The portfolio's mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities can and will be altered based upon our view of the relative attractiveness of each asset class.

As of the end of 2008, the average security rating assigned by Moody's Investors Service within the Investment Grade Bond Portfolio was Aa3. Approximately 53 percent of the portfolio was invested in U.S. Treasuries, Agencies, and other high quality mortgage and asset-backed securities. The portfolio was also invested in investment grade corporate bonds (33 percent), high yield corporate bonds (5 percent), cash (1 percent), and other investment grade securities (8 percent). The portfolio has typically been overweight in credit securities versus U.S. Treasuries, and this relationship continued throughout 2008.

As we outlined in last year's message to shareholders, we anticipated a spike in volatility during 2008 - but we anticipated nothing like what ultimately occurred. In twelve months, Wall Street was transformed by one of the most volatile periods in recent memory. The domestic economy slipped into recession, Wall Street giants Lehman Brothers and Bear Stearns ceased to exist as independent firms, Merrill Lynch was ultimately acquired by a commercial bank, and many other investment banks were required to accept our government's funds and agreed to abide by our government's terms.

After the bankruptcy of Lehman Brothers in September, the credit markets essentially froze. Liquidity was virtually non-existent, and the bond market began a new and lengthy period of re-pricing. More simplistically stated, the price of risk was being re-calibrated. Credit spreads (the incremental yield versus U.S. Treasuries) widened materially throughout all of 2008 with the most dramatic widening occurring late in the third quarter and into the fourth quarter. For the year, corporate bonds generated negative excess returns (returns in excess of similar maturity U.S. Treasuries) of 19.9 percent. Thus, any portfolio with an overweight position to corporate bonds relative to its benchmark likely underperformed. Similar relationships hold for other credit sectors such as Commercial Mortgage Backed Securities (-32.7 percent excess return), Asset Backed Securities (-22.2 percent excess return), Mortgage Backed Securities (-2.3 percent excess return), and foreign securities (-12.4 percent excess return).

The portfolio was not immune to credit spread widening given its overweight position to credit-sensitive products. The Investment Grade Bond Portfolio - Class O returned -1.0 percent in 2008 compared to 5.2 percent for the Barclays Capital U.S. Aggregate Index and -7.7 percent for the Lipper Average Taxable Bond Fund. While overweight positions in cash and other short-term securities were beneficial, the portfolio's relative performance was negatively impacted by its overweight position in credit-sensitive securities. Specifically, the portfolio's exposure to corporate credit securities had the most negative impact - particularly late in 2008 as spreads widened materially.

The Investment Grade Bond Portfolio remains positioned to favor higher quality, spread-sensitive securities. Short-term interest rates are at historic lows as the Federal Reserve tries to revive the credit markets and encourage investors to allocate capital to riskier assets. We will maintain a duration-neutral bias over the course of 2009, but we will be short duration early in the year. We expect that volatility will be pervasive throughout the year. The extreme weakness in the credit markets is affording us some exceptional opportunities. Our focus will be to uncover these opportunities.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O (UNAUDITED)

         [CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O]

                            Investment Grade                    Barclays Capital
                        Bond Portfolio - Class O                 U.S. Aggregate
12/98                            $10,000                            $10,000
 3/99                              9,955                              9,949
 6/99                              9,837                              9,861
 9/99                              9,905                              9,929
12/99                              9,890                              9,917
 3/00                             10,076                             10,136
 6/00                             10,247                             10,311
 9/00                             10,551                             10,622
12/00                             10,954                             11,070
 3/01                             11,330                             11,405
 6/01                             11,394                             11,469
 9/01                             11,867                             11,999
12/01                             11,732                             12,004
03/02                             11,731                             12,016
06/02                             11,984                             12,460
09/02                             12,440                             13,032
12/02                             12,659                             13,237
03/03                             12,880                             13,421
06/03                             13,206                             13,756
09/03                             13,189                             13,736
12/03                             13,275                             13,780
03/04                             13,592                             14,146
06/04                             13,295                             13,801
09/04                             13,660                             14,243
12/04                             13,821                             14,378
03/05                             13,748                             14,309
06/05                             14,087                             14,740
09/05                             14,030                             14,641
12/05                             14,119                             14,727
03/06                             14,039                             14,631
06/06                             14,016                             14,620
09/06                             14,489                             15,177
12/06                             14,657                             15,365
03/07                             14,918                             15,595
06/07                             14,815                             15,514
09/07                             15,197                             15,955
12/07                             15,594                             16,434
03/08                             15,832                             16,790
06/08                             15,739                             16,619
09/08                             15,594                             16,538
12/08                             15,446                             17,295

                                   [END CHART]

--------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------------
                                          Investment Grade         Barclays Capital
                                           Bond - Class O           U.S. Aggregate
One Year                                        -1.0%                     5.2%
Five Years                                       3.1%                     4.6%
Ten Years                                        4.4%                     5.6%
Value of a hypothetical $10,000
  investment made on 12/31/98                  $15,446                  $17,295
--------------------------------------------------------------------------------------

The charts above show the Bond Portfolio - Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Bond Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS (UNAUDITED)

      [CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS]

                                Investment Grade Bond           Barclays Capital
                              Portfolio - Advisor Class          U.S. Aggregate
12/98                                 $10,000                       $10,000
 3/99                                   9,948                         9,949
 6/99                                   9,822                         9,861
 9/99                                   9,884                         9,929
12/99                                   9,860                         9,917
 3/00                                  10,039                        10,136
 6/00                                  10,202                        10,311
 9/00                                  10,497                        10,622
12/00                                  10,889                        11,070
 3/01                                  11,254                        11,405
 6/01                                  11,310                        11,469
 9/01                                  11,772                        11,999
12/01                                  11,628                        12,004
03/02                                  11,619                        12,016
06/02                                  11,861                        12,460
09/02                                  12,302                        13,032
12/02                                  12,510                        13,237
03/03                                  12,717                        13,421
06/03                                  13,035                        13,756
09/03                                  13,048                        13,736
12/03                                  13,089                        13,780
03/04                                  13,392                        14,146
06/04                                  13,091                        13,801
09/04                                  13,439                        14,243
12/04                                  13,593                        14,378
03/05                                  13,510                        14,309
06/05                                  13,833                        14,740
09/05                                  13,765                        14,641
12/05                                  13,842                        14,727
03/06                                  13,753                        14,631
06/06                                  13,723                        14,620
09/06                                  14,174                        15,177
12/06                                  14,329                        15,365
03/07                                  14,561                        15,595
06/07                                  14,450                        15,514
09/07                                  14,823                        15,955
12/07                                  15,200                        16,434
03/08                                  15,422                        16,790
06/08                                  15,320                        16,619
09/08                                  15,168                        16,538
12/08                                  15,009                        17,295

                                   [END CHART]

--------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------------
                                            Investment Grade         Barclays Capital
                                           Bond - Advisor Class       U.S. Aggregate
One Year                                           -1.2%                    5.2%
Five Years                                          2.8%                    4.6%
Ten Years                                           4.1%                    5.6%
Value of a hypothetical $10,000
  investment made on 12/31/98                     $15,009                 $17,295
--------------------------------------------------------------------------------------

The charts above show the Investment Grade Bond Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Investment Grade Bond Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                          DECEMBER 31, 2008 (UNAUDITED)

                        Industry                              % of Total Net Assets
---------------------------------------------------------     ---------------------
Mortgage-Backed and Asset-Backed Securities                           53.2%
U.S. Government & Agency Obligations                                   6.5
Telecommunication Services                                             4.9
Oil & Gas-Production/Pipeline                                          4.1
Finance Companies                                                      3.0
Commercial Banks                                                       2.9
Electric Utility                                                       2.8
Media                                                                  1.9
Food Products                                                          1.5
Computer - Software                                                    1.4
Iron/Steel                                                             1.3
Pharmaceuticals                                                        1.3
Independent Energy                                                     1.1
Commercial Services & Supplies                                         0.9
Gas-Distribution                                                       0.9
Real Estate                                                            0.9
Electric                                                               0.8
Insurance                                                              0.8
Chemicals                                                              0.7
Consumer Products                                                      0.7
Healthcare Equipment & Supplies                                        0.7
Money Market Mutual Funds                                              0.7
Oil and Gas                                                            0.7
E&P Services                                                           0.5
Metal Fabricate/Hardware                                               0.5
Office Furnishings-Orig                                                0.5
Paper and Forest Products                                              0.5
Transportation                                                         0.5
Auto Rental                                                            0.4
Biotechnology                                                          0.4
Health Care Services                                                   0.4
Mining                                                                 0.4
Aerospace & Defense                                                    0.3
Leisure Time                                                           0.3
Packaging                                                              0.3
Hotel/Lodging                                                          0.2
Miscellaneous                                                          0.1
                                                                     -----
                                                                      99.0
Other assets in excess of liabilities                                  1.0
                                                                     -----
NET ASSETS                                                           100.0%
                                                                     =====

[PHOTO OF KATHRYN HUDSPETH]
[PHOTO OF DAVID WEISENBURGER]    A Message
                                 From
                                 Kathryn Hudspeth and David Weisenburger,
                                 Portfolio Managers of the
                                 Asset Director Portfolio

The Asset Director Portfolio is a diversified portfolio of publicly traded common stocks, various types of debt securities, and money market instruments. The portfolio's composition is adjusted based on our evaluation of the economy, the equity and credit markets, and the relative attractiveness of various asset classes.

We in the investment management profession will long remember 2008 as the year that Wall Street was transformed. We will recall how our government was forced to step in and bailout some of our most well-known, and well-respected financial institutions. We will remember scores of financial company executives testifying and defending actions that were taken years ago. It quickly became evident that these executives did not have an appropriate understanding of the risks to which they were exposing their shareholders. As a result, we now all implicitly own a portion of these firms through our tax dollars. However, there were other major stories that will not soon be forgotten: the tumultuous moves in crude oil, natural gas, gold, and other commodities, the continued precipitous decline in the pricing of new and existing homes, the decline in short-term rates to historically low levels, and the congressional testimony and financial struggles of our nation's automobile executives.

In our letter to shareholders last year, we correctly projected that the financial markets would remain under pressure. However, the magnitude of the declines in the credit and equity markets was certainly a surprise to us, and to most investment management professionals. The S&P 500 Index posted a calendar year 2008 total return of -37.0 percent, while the Russell 1000 Value Index returned -36.9 percent. The Barclays U.S. Aggregate Bond Index (formerly the Lehman U.S. Aggregate Bond Index) returned 5.2 percent. However, this bond index return is somewhat deceiving given that a large portion of the Aggregate Index is invested in U.S. Treasury securities and other U.S. Government sponsored senior securities. The "credit" components of the index were mostly negative on the year.

The Asset Director Portfolio - Class O shares posted a return of -25.4 percent in 2008. At year-end, the portfolio was invested 58 percent in stocks, 39 percent in bonds, and 3 percent in cash. The portfolio benefited from its allocation to fixed income securities and cash throughout the year. However, the portfolio's performance was hindered by its overweighting in stocks, and its overweight position in "credit" securities.

Going into 2009, we expect a carryover of the extreme volatility of 2008. We believe that corporate profits will continue to slow and earnings will disappoint. We do not believe that the "financial company issues" are fully behind us, and we expect to see continued headlines of asset write-downs and other earnings challenges. However, the precipitous declines in the equity and fixed income credit markets are now affording us the opportunity to establish equity and fixed income positions in companies that we believe offer exceptional value. Our focus going forward will be to uncover those opportunities.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O (UNAUDITED)

            [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O]

                     Asset Director                             Barclays Capital
                  Portfolio - Class O        S&P 500             U.S. Aggregate
12/98                   $10,000              $10,000                $10,000
 3/99                     9,979               10,498                  9,949
 6/99                    10,559               11,238                  9,861
 9/99                     9,982               10,537                  9,929
12/99                     9,924               12,105                  9,917
 3/00                     9,910               12,382                 10,136
 6/00                     9,897               12,053                 10,311
 9/00                    10,745               11,936                 10,622
12/00                    11,478               11,001                 11,070
 3/01                    11,515                9,696                 11,405
 6/01                    12,376               10,264                 11,469
 9/01                    11,408                8,757                 11,999
12/01                    12,691                9,693                 12,004
03/02                    13,500                9,720                 12,016
06/02                    13,078                8,418                 12,460
09/02                    11,387                6,966                 13,032
12/02                    12,367                7,551                 13,237
03/03                    12,032                7,314                 13,421
06/03                    13,560                8,440                 13,756
09/03                    14,181                8,664                 13,736
12/03                    15,767                9,719                 13,780
03/04                    16,329                9,883                 14,146
06/04                    16,332               10,054                 13,801
09/04                    16,314                9,866                 14,243
12/04                    17,588               10,777                 14,378
03/05                    17,509               10,545                 14,309
06/05                    17,926               10,689                 14,740
09/05                    18,641               11,074                 14,641
12/05                    18,937               11,306                 14,727
03/06                    20,057               11,782                 14,631
06/06                    19,537               11,612                 14,620
09/06                    20,082               12,270                 15,177
12/06                    20,930               13,093                 15,365
03/07                    21,597               13,176                 15,595
06/07                    22,805               14,004                 15,514
09/07                    22,800               14,288                 15,955
12/07                    21,995               13,812                 16,434
03/08                    21,082               12,507                 16,790
06/08                    20,399               12,166                 16,619
09/08                    19,528               11,147                 16,538
12/08                    16,400                8,702                 17,295

                                   [END CHART]

---------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008
---------------------------------------------------------------------------------------
                                       Asset Director -    S&P 500    Barclays Capital
                                            Class O                   U.S. Aggregate
One Year                                     -25.4%         -37.0%         5.2%
Five Years                                    0.8%           -2.2%         4.6%
Ten Years                                     5.1%           -1.4%         5.6%
Value of a hypothetical $10,000
  investment made on 12/31/98                $16,400        $8,702        $17,295
---------------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS (UNAUDITED)

         [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS]

                     Asset Director                            Barclays Capital
                   Portfolio - Advisor       S&P 500            U.S. Aggregate
12/98                   $10,000              $10,000                $10,000
 3/99                     9,972               10,498                  9,949
 6/99                    10,543               11,238                  9,861
 9/99                     9,960               10,537                  9,929
12/99                     9,895               12,105                  9,917
 3/00                     9,874               12,382                 10,136
 6/00                     9,852               12,053                 10,311
 9/00                    10,689               11,936                 10,622
12/00                    11,409               11,001                 11,070
 3/01                    11,437                9,696                 11,405
 6/01                    12,283               10,264                 11,469
 9/01                    11,314                8,757                 11,999
12/01                    12,577                9,693                 12,004
03/02                    13,368                9,720                 12,016
06/02                    12,941                8,418                 12,460
09/02                    11,260                6,966                 13,032
12/02                    12,219                7,551                 13,237
03/03                    11,878                7,314                 13,421
06/03                    13,379                8,440                 13,756
09/03                    14,044                8,664                 13,736
12/03                    15,535                9,719                 13,780
03/04                    16,075                9,883                 14,146
06/04                    16,066               10,054                 13,801
09/04                    16,064                9,866                 14,243
12/04                    17,306               10,777                 14,378
03/05                    17,216               10,545                 14,309
06/05                    17,613               10,689                 14,740
09/05                    18,302               11,074                 14,641
12/05                    18,580               11,306                 14,727
03/06                    19,663               11,782                 14,631
06/06                    19,138               11,612                 14,620
09/06                    19,657               12,270                 15,177
12/06                    20,471               13,093                 15,365
03/07                    21,108               13,176                 15,595
06/07                    22,271               14,004                 15,514
09/07                    22,250               14,288                 15,955
12/07                    21,447               13,812                 16,434
03/08                    20,544               12,507                 16,790
06/08                    19,864               12,166                 16,619
09/08                    18,978               11,147                 16,538
12/08                    15,925                8,702                 17,295

                                   [END CHART]

---------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008
---------------------------------------------------------------------------------------
                                       Asset Director -    S&P 500    Barclays Capital
                                           Advisor                     U.S. Aggregate
One Year                                     -25.7%         -37.0%          5.2%
Five Years                                    0.5%           -2.2%          4.6%
Ten Years                                     4.8%           -1.4%          5.6%
Value of a hypothetical $10,000
  investment made on 12/31/98                $15,925        $8,702         $17,295
---------------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Asset Director Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                          DECEMBER 31, 2008 (UNAUDITED)

                        Industry                              % of Total Net Assets
---------------------------------------------------------     ---------------------
Mortgage-Backed and Asset-Backed Securities                           19.6%
Health Care                                                            8.1
Telecommunication Services                                             5.8
Oil & Oil Services                                                     4.7
U.S. Government & Agency Obligations                                   4.7
Diversified Manufacturing                                              4.6
Diversified Financial Services                                         4.5
Retail                                                                 4.3
Semiconductors                                                         4.2
Computer Hardware & Software                                           4.1
Mutual Funds                                                           3.2
Transportation                                                         2.8
Apparel                                                                2.7
Commercial Banks                                                       2.2
Money Market Mutual Funds                                              2.0
Aerospace & Defense                                                    1.8
Automotive Components                                                  1.7
Industrial Conglomerates                                               1.5
Metals & Mining                                                        1.5
Electrical Equipment                                                   1.3
Electric Utility                                                       1.2
Food & Beverage                                                        1.2
Oil & Gas-Production/Pipeline                                          1.1
Recreation                                                             1.1
Media                                                                  1.0
Chemicals                                                              0.9
Food Products                                                          0.9
Finance Companies                                                      0.8
Iron/Steel                                                             0.7
Pharmaceuticals                                                        0.7
Commercial Services                                                    0.5
Consumer Products                                                      0.3
Electric                                                               0.3
Gas-Distribution                                                       0.3
Insurance                                                              0.3
Oil and Gas                                                            0.3
Real Estate                                                            0.3
Biotechnology                                                          0.2
Commercial Services & Supplies                                         0.2

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (CONTINUED)
                          DECEMBER 31, 2008 (UNAUDITED)

                        Industry                              % of Total Net Assets
---------------------------------------------------------     ---------------------
E&P Services                                                            0.2
Health Care Services                                                    0.2
Independent Energy                                                      0.2
Machinery                                                               0.2
Metal Fabricate/Hardware                                                0.2
Packaging                                                               0.2
Auto Rental                                                             0.1
Computers - Software                                                    0.1
Healthcare Equipment & Supplies                                         0.1
Hotel/Lodging                                                           0.1
Leisure Time                                                            0.1
Office Furnishings                                                      0.1
Paper and Forest Products                                               0.1
                                                                      -----
                                                                       99.5
Other assets in excess of liabilities                                   0.5
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                      (This Page Intentionally Left Blank)

[PHOTO OF ERIK LEIGHTON]  A Message
                          From
                          Erik Leighton,
                          Portfolio Manager of the Socially Responsive Portfolio

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The portfolio focuses on securities, which are sensitive to socially responsible principles. In particular, the portfolio will typically avoid investments in the following types of companies:

  o   Companies that are engaged in the manufacture of tobacco;
  o Companies that derive a significant portion of their revenues from the manufacture of alcohol;
  o   Companies that are involved in gambling as a primary line of business;
  o   Companies whose activities include direct participation in abortion; and
  o Companies that derive a significant portion of their revenues from activities that promote pornography.

Reviewing some major headlines in 2008 might help frame the markets' reaction. The following financial entities were acquired after their basic failure as going concerns: Bear Stearns, Countrywide, Merrill Lynch, Washington Mutual, and Wachovia. Not to mention, Lehman failed, Fannie Mae and Freddie Mac were seized by the federal government, FDIC became IndyMac's conservator, AIG needed a huge government loan, and the big three automakers asked Congress for money. All of the above did not happen over years, but only since March 2008. As a result, the economy, stock market, consumer confidence and employment have drawn Great Depression comparisons.

As an equity portfolio, there was nowhere to hide in 2008. The portfolio generally takes a measured approach even in extraordinarily challenging times and this time was no exception. The investment return for the Socially Responsive Portfolio - Class O shares was -36.8 percent for calendar year 2008. It slightly outperformed the KLD Broad Market Social Index, which returned -37.1 percent and the S&P 500, which declined 37.0 percent. Within the portfolio, select retail and transportation names were the best performers. Financials and materials negatively impacted the portfolio. Although the portfolio was underweight financials, the few financial holdings it did own were severely impacted.

2009 hopes to be a better year, but no guarantees. The government has pumped in hundreds of billions of dollars of liquidity into the market. The interest rate reduction has made the Treasury market less attractive as the government basically entices investors to make higher risk investments. The market's bottom might not have presented itself yet, but some technical basing occurred during December and this market tumble was not generally preceded by bubble-type, euphoric valuations.

ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - CLASS O (UNAUDITED)

          [CHART OF ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - CLASS O]

                              Socially Responsive
                              Portfolio - Class O                    S&P 500
03/06                              $10,000                           $10,000
06/06                                9,518                             9,856
09/06                                9,714                            10,415
12/06                               10,257                            11,113
03/07                               10,651                            11,184
06/07                               11,520                            11,886
09/07                               11,339                            12,127
12/07                               10,612                            11,724
03/08                                9,832                            10,616
06/08                                9,395                            10,326
09/08                                8,848                             9,462
12/08                                6,707                             7,386

                                   [END CHART]

--------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------------
                                       Socially Responsive -              S&P 500
                                           Class O
One Year                                      -36.8%                       -37.0%
Five Years                                     N/A                          N/A
Ten Years                                      N/A                          N/A
Since Inception (3/31/06)                     -13.5%                       -10.4%
Value of a hypothetical $10,000
  investment made on 3/31/06                  $6,707                       $7,386

The charts above show the Socially Responsive Portfolio - Class O total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS (UNAUDITED)

       [CHART OF ONEAMERICA SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS]

                                    Socially Responsive
                                 Portfolio - Advisor Class                S&P 500
03/06                                    $10,000                          $10,000
06/06                                      9,511                            9,856
09/06                                      9,699                           10,415
12/06                                     10,237                           11,113
03/07                                     10,622                           11,184
06/07                                     11,481                           11,886
09/07                                     11,293                           12,127
12/07                                     10,559                           11,724
03/08                                      9,776                           10,616
06/08                                      9,334                           10,326
09/08                                      8,782                            9,462
12/08                                      6,645                            7,386

                                   [END CHART]

--------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------------
                                       Socially Responsive -              S&P 500
                                          Advisor Class
One Year                                       -37.1%                      -37.0%
Five Years                                      N/A                         N/A
Ten Years                                       N/A                         N/A
Since Inception (3/31/06)                      -13.8%                      -10.4%
Value of a hypothetical $10,000
  investment made on 3/31/06                   $6,645                      $7,386

The charts above show the Socially Responsive Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                          SOCIALLY RESPONSIVE PORTFOLIO
                          DECEMBER 31, 2008 (UNAUDITED)

                        Industry                              % of Total Net Assets
---------------------------------------------------------     ---------------------
Health Care                                                            9.9%
Retail                                                                 9.3
Oil & Oil Services                                                     8.3
Diversified Manufacturing                                              7.7
Diversified Financial Services                                         7.4
Computer Hardware & Software                                           7.3
Telecommunication Services                                             6.9
Semiconductors                                                         6.7
Apparel                                                                4.5
Transportation                                                         4.3
Money Market Mutual Funds                                              3.8
Aerospace & Defense                                                    2.8
Food & Beverage                                                        2.7
Electrical Equipment                                                   2.4
Industrial Conglomerates                                               2.3
Recreation                                                             2.3
Metals & Mining                                                        1.9
Chemicals                                                              1.5
Automotive Components                                                  1.2
Commercial Services                                                    1.0
Machinery                                                              0.3
                                                                     -----
                                                                      94.5
Other assets in excess of liabilities                                  5.5
                                                                     -----
NET ASSETS                                                           100.0%
                                                                     =====

                      (This Page Intentionally Left Blank)

                          FEES AND EXPENSES (UNAUDITED)

As an indirect shareholder of the OneAmerica Funds, Inc., you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2008.

ACTUAL EXPENSES
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                       Beginning           Ending          Annualized
                                        Account           Account         Expense Ratio       Expenses Paid
                                         Value             Value          Based on the          During the
                                        07/01/08          12/31/08      Six-Month Period     Six-Month Period*
                                       ---------         ---------      ----------------     -----------------
Value Portfolio - Class O
  Actual                               $1,000.00         $  715.00            0.58%               $2.52
  Hypothetical
   (5% return before expenses)          1,000.00          1,022.20            0.58                 2.97
Value Portfolio - Advisor Class
  Actual                                1,000.00            714.00            0.88                 3.81
  Hypothetical
   (5% return before expenses)          1,000.00          1,020.69            0.88                 4.49
Money Market - Class O
  Actual                                1,000.00          1,008.00            0.50                 2.51
  Hypothetical
   (5% return before expenses)          1,000.00          1,022.63            0.50                 2.53
Money Market - Advisor Class
  Actual                                1,000.00          1,006.00            0.80                 4.02
  Hypothetical
   (5% return before expenses)          1,000.00          1,021.13            0.80                 4.05
Investment Grade Bond - Class O
  Actual                                1,000.00            981.00            0.65                 3.26
  Hypothetical
   (5% return before expenses)          1,000.00          1,021.85            0.65                 3.33
Investment Grade Bond - Advisor Class
  Actual                                1,000.00            980.00            0.95                 4.75
  Hypothetical
   (5% return before expenses)          1,000.00          1,020.34            0.95                 4.85
Asset Director - Class O
  Actual                                1,000.00            804.00            0.60                 2.70
  Hypothetical
   (5% return before expenses)          1,000.00          1,022.14            0.60                 3.03
Asset Director - Advisor Class
  Actual                                1,000.00            802.00            0.90                 4.06
  Hypothetical
   (5% return before expenses)          1,000.00          1,020.63            0.90                 4.55
Socially Responsive - Class O
  Actual                                1,000.00            714.00            1.20                 5.18
  Hypothetical
   (5% return before expenses)          1,000.00          1,019.09            1.20                 6.10
Socially Responsive - Advisor Class
  Actual                                1,000.00            712.00            1.50                 6.47
  Hypothetical
   (5% return before expenses)          1,000.00          1,017.58            1.50                 7.62

* Expenses for each Portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/08. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ONEAMERICA FUNDS, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 24, 2009

                                 ONEAMERICA FUNDS, INC.
                        STATEMENTS OF ASSETS AND LIABILITIES
                                   DECEMBER 31, 2008

                                                                         PORTFOLIO
                                        ---------------------------------------------------------------------------
                                                            MONEY        INVESTMENT         ASSET         SOCIALLY
                                            VALUE           MARKET       GRADE BOND       DIRECTOR       RESPONSIVE
                                        -------------   -------------   -------------   -------------   -----------
ASSETS:
 Investments at value                   $ 208,362,329   $ 288,440,360   $ 130,792,177   $ 225,232,190   $ 2,898,484
 Cash                                       1,576,219         405,966         195,355         589,040       169,032
 Receivable for capital stock issued           86,710         913,604               -         237,346           523
 Receivable for investments sold                    -       5,000,000               -               -             -
 Dividends and interest receivable            352,161         224,379       1,491,137       1,296,020         5,947
 Due from Advisor (Note 2)                          -               -               -               -         8,148
 Prepaid expense                                    -          35,813               -               -             -
                                        -------------   -------------   -------------   -------------   -----------
     Total assets                         210,377,419     295,020,122     132,478,669     227,354,596     3,082,134
                                        -------------   -------------   -------------   -------------   -----------
LIABILITIES:
 Distribution payable                               -           6,802               -               -             -
 Payable for capital stock redeemed            90,198               -         173,330         315,418             -
 Payable for investments purchased          1,000,000       5,350,000         150,000         600,000             -
 Accrued investment advisory fees              96,522         110,515          62,186         104,974         1,979
 Accrued distribution (12b-1) fee               4,889          12,409           1,297           9,738           394
 Accrued expenses                              28,340          22,301          18,993          21,630        11,241
                                        -------------   -------------   -------------   -------------   -----------
     Total liabilities                      1,219,949       5,502,027         405,806       1,051,760        13,614
                                        -------------   -------------   -------------   -------------   -----------
NET ASSETS                              $ 209,157,470   $ 289,518,095   $ 132,072,863   $ 226,302,836   $ 3,068,520
                                        =============   =============   =============   =============   ===========
NET ASSETS BY CLASS OF SHARES
 Class O                                $ 191,208,631   $ 247,550,063   $ 127,495,307   $ 190,668,760   $ 1,641,748
 Advisor Class                             17,948,839      41,968,032       4,577,556      35,634,076     1,426,772
                                        -------------   -------------   -------------   -------------   -----------
     Total net assets                   $ 209,157,470   $ 289,518,095   $ 132,072,863   $ 226,302,836   $ 3,068,520
                                        =============   =============   =============   =============   ===========
SHARES OUTSTANDING
 Class O                                   13,480,765     247,550,134      12,505,787      14,742,463       255,050
 Advisor Class                              1,273,797      41,968,042         450,217       2,766,742       221,692
                                        -------------   -------------   -------------   -------------   -----------
     Total shares outstanding              14,754,562     289,518,176      12,956,004      17,509,205       476,742
                                        =============   =============   =============   =============   ===========
NET ASSET VALUE PER SHARE
 Class O                                $       14.18   $        1.00   $       10.19   $       12.93   $      6.44
                                        =============   =============   =============   =============   ===========
 Advisor Class                          $       14.09   $        1.00   $       10.17   $       12.88   $      6.44
                                        =============   =============   =============   =============   ===========
 Investments at cost                    $ 280,515,927   $ 288,440,360   $ 138,750,180   $ 274,866,981   $ 4,549,144
                                        =============   =============   =============   =============   ===========
ANALYSIS OF NET ASSETS:
 Paid-in-capital                        $ 282,887,115   $ 289,518,176   $ 141,197,795   $ 276,385,240   $ 4,836,237
 Undistributed (distributions in
  excess of) net investment income             (7,346)             40          (5,068)         (1,766)          312
 Undistributed net realized gain (loss)    (1,568,701)           (121)     (1,161,861)       (445,847)     (117,369)
 Unrealized appreciation
  (depreciation) of investments           (72,153,598)              -      (7,958,003)    (49,634,791)   (1,650,660)
                                        -------------   -------------   -------------   -------------   -----------
                                        $ 209,157,470   $ 289,518,095   $ 132,072,863   $ 226,302,836   $ 3,068,520
                                        =============   =============   =============   =============   ===========

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                         PORTFOLIO
                                        ---------------------------------------------------------------------------
                                                            MONEY        INVESTMENT         ASSET         SOCIALLY
                                            VALUE           MARKET       GRADE BOND       DIRECTOR       RESPONSIVE
                                        -------------   -------------   -------------   -------------   -----------
INVESTMENT INCOME:
  Income:
   Dividends (net of foreign taxes      $   7,666,761   $           -   $      41,223   $   4,894,623   $   100,436
    withheld of $195,961, $0, $0,
    $123,075 and $2,862, respectively)
   Interest                                   587,837       6,821,377       7,950,877       6,073,083         8,587
                                        -------------   -------------   -------------   -------------   -----------
                                            8,254,598       6,821,377       7,992,100      10,967,706       109,023
                                        -------------   -------------   -------------   -------------   -----------
EXPENSES:
  Investment advisory fee                   1,521,103       1,050,953         690,992       1,473,361        30,228
  Custodian and service agent fee             205,007         188,703         113,273         209,709        62,267
  Distribution (12b-1) fee - Advisor
   Class                                       73,409         112,284          12,602         126,718         5,819
  Professional fees                            22,928          15,255          10,445          23,639            66
  Printing                                     22,250           4,835           7,384          14,838             -
  Director fees                                15,100          14,681          14,648          14,596        14,606
  Other                                        20,264          22,870          52,249          20,866        11,535
                                        -------------   -------------   -------------   -------------   -----------
  Total expenses before waived fees
   and reimbursed expenses                  1,880,061       1,409,581         901,593       1,883,727       124,521
  Waived fees and reimbursed
   expenses (Note 2)                                -               -               -               -       (66,884)
                                        -------------   -------------   -------------   -------------   -----------
  Net expenses                              1,880,061       1,409,581         901,593       1,883,727        57,637
                                        -------------   -------------   -------------   -------------   -----------
     Net investment income                  6,374,537       5,411,796       7,090,507       9,083,979        51,386
                                        -------------   -------------   -------------   -------------   -----------
GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
   on investments                           4,921,023             (81)        345,135       2,909,996      (117,369)
  Net change in unrealized
   appreciation (depreciation)
   on investments                        (142,899,536)              -      (8,931,591)    (94,582,521)   (1,778,168)
                                        -------------   -------------   -------------   -------------   -----------
     Net loss                            (137,978,513)            (81)     (8,586,456)    (91,672,525)   (1,895,537)
                                        -------------   -------------   -------------   -------------   -----------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM OPERATIONS             $(131,603,976)  $   5,411,715   $  (1,495,949)  $ (82,588,546)  $(1,844,151)
                                        =============   =============   =============   =============   ===========

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         PORTFOLIO
                                              --------------------------------------------------------------
                                                          VALUE                        MONEY MARKET
                                              -----------------------------   ------------------------------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2008            2007            2008            2007
                                              --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                       $    6,374,537  $    6,030,386  $    5,411,796  $   10,622,818
  Net realized gain (loss)                         4,921,023      29,978,311             (81)              -
  Net change in unrealized
   appreciation (depreciation)                  (142,899,536)    (20,485,915)              -               -
                                              --------------  --------------  --------------  --------------
   Net increase (decrease) in net
    assets from operations                      (131,603,976)     15,522,782       5,411,715      10,622,818
                                              --------------  --------------  --------------  --------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
   Class O                                        (5,901,632)     (5,648,619)     (4,739,361)     (9,412,363)
   Advisor Class                                    (482,961)       (380,730)       (672,435)     (1,210,455)
  From net realized gain
   Class O                                       (11,218,720)    (22,586,026)              -               -
   Advisor Class                                  (1,056,839)     (1,869,613)              -               -
                                              --------------  --------------  --------------  --------------
   Total distributions                           (18,660,152)    (30,484,988)     (5,411,796)    (10,622,818)
                                              --------------  --------------  --------------  --------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares issued:
   Class O                                         6,153,136      10,564,269     101,450,213      73,384,353
   Advisor Class                                   4,212,721       8,329,975      36,369,435      46,554,562
  Reinvested distributions:
   Class O                                        17,120,352      28,234,645       4,709,087       9,512,457
   Advisor Class                                   1,539,800       2,250,343         666,059       1,221,209
  Cost of shares redeemed:
   Class O                                       (52,591,244)    (52,876,422)    (59,665,372)    (76,944,900)
   Advisor Class                                  (5,387,394)     (3,468,897)    (31,721,912)    (29,942,134)
                                              --------------  --------------  --------------  --------------
   Increase (decrease)                           (28,952,629)     (6,966,087)     51,807,510      23,785,547
                                              --------------  --------------  --------------  --------------
   Net increase (decrease) in net assets        (179,216,757)    (21,928,293)     51,807,429      23,785,547
   Net assets at beginning of year               388,374,227     410,302,520     237,710,666     213,925,119
                                              --------------  --------------  --------------  --------------
NET ASSETS AT END OF YEAR                     $  209,157,470  $  388,374,227  $  289,518,095  $  237,710,666
                                              ==============  ==============  ==============  ==============
  UNDISTRIBUTED (DISTRIBUTIONS IN
   EXCESS OF) NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT THE
   END OF THE PERIOD                          $       (7,346)  $         646  $           40  $           40
                                              --------------  --------------  --------------  --------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares issued:
   Class O                                           321,970         378,858     101,450,213      73,384,353
   Advisor Class                                     205,769         302,177      36,369,435      46,554,562
  Reinvested distributions:
   Class O                                         1,255,895       1,128,077       4,709,087       9,512,457
   Advisor Class                                     113,706          90,553         666,059       1,221,209
  Shares redeemed:
   Class O                                        (2,557,001)     (1,916,751)    (59,665,372)    (76,944,900)
   Advisor Class                                    (251,169)       (126,292)    (31,721,912)    (29,942,134)
                                              --------------  --------------  --------------  --------------
Net increase (decrease)                             (910,830)       (143,378)     51,807,510      23,785,547
Shares outstanding at beginning of year           15,665,392      15,808,770     237,710,666     213,925,119
                                              --------------  --------------  --------------  --------------
Shares outstanding at end of year                 14,754,562      15,665,392     289,518,176     237,710,666
                                              ==============  ==============  ==============  ==============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                         PORTFOLIO
                                              --------------------------------------------------------------
                                                  INVESTMENT GRADE BOND               ASSET DIRECTOR
                                              -----------------------------   ------------------------------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2008            2007            2008            2007
                                              --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                       $    7,090,507  $    6,321,588  $    9,083,979  $    8,369,389
  Net realized gain (loss)                           345,135         (80,381)      2,909,996      12,333,523
  Net change in unrealized
   appreciation (depreciation)                    (8,931,591)      1,934,366     (94,582,521)     (5,716,031)
                                              --------------  --------------  --------------  --------------
   Net increase (decrease) in net
    assets from operations                        (1,495,949)      8,175,573     (82,588,546)     14,986,881
                                              --------------  --------------  --------------  --------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
   Class O                                        (6,900,508)     (6,184,229)     (7,812,038)     (7,483,110)
   Advisor Class                                    (236,873)       (167,282)     (1,319,719)       (919,692)
  From net realized gain
   Class O                                                 -               -      (4,488,892)     (9,211,203)
   Advisor Class                                           -               -        (830,660)     (1,261,583)
                                              --------------  --------------  --------------  --------------
   Total distributions                            (7,137,381)     (6,351,511)    (14,451,309)    (18,875,588)
                                              --------------  --------------  --------------  --------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares issued:
   Class O                                        15,477,797      22,771,456       9,164,587      52,537,479
   Advisor Class                                   1,803,851       1,429,983      47,908,986      23,493,719
  Reinvested distributions:
   Class O                                         6,900,508       6,184,229      12,300,930      16,694,313
   Advisor Class                                     236,873         167,282       2,150,379       2,181,275
  Cost of shares redeemed:
   Class O                                       (18,496,180)    (23,421,052)    (47,717,524)    (38,337,511)
   Advisor Class                                    (942,446)     (1,375,130)    (41,180,184)    (11,952,509)
                                              --------------  --------------  --------------  --------------
   Increase (decrease)                             4,980,403       5,756,768     (17,372,826)     44,616,766
                                              --------------  --------------  --------------  --------------
   Net increase (decrease) in net assets          (3,652,927)      7,580,830    (114,412,681)     40,728,059
   Net assets at beginning of year               135,725,790     128,144,960     340,715,517     299,987,458
                                              --------------  --------------  --------------  --------------
NET ASSETS AT END OF YEAR                     $  132,072,863  $  135,725,790  $  226,302,836  $  340,715,517
                                              ==============  ==============  ==============  ==============
  UNDISTRIBUTED (DISTRIBUTIONS IN
   EXCESS OF) NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT THE END
   OF THE PERIOD                              $       (5,068) $          263  $       (1,766) $        1,429
                                              --------------  --------------  --------------  --------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares issued:
   Class O                                         1,414,430       2,086,844         558,023       2,656,430
   Advisor Class                                     165,595         130,963       2,807,988       1,188,923
  Reinvested distributions:
   Class O                                           680,121         570,028         976,729         894,370
   Advisor Class                                      23,409          15,455         171,468         117,260
  Shares redeemed:
   Class O                                        (1,710,080)     (2,140,646)     (2,929,900)     (1,942,098)
   Advisor Class                                     (87,338)       (125,882)     (2,426,594)       (600,165)
                                              --------------  --------------  --------------  --------------
Net increase (decrease)                              486,137         536,762        (842,286)      2,314,720
Shares outstanding at beginning of year           12,469,867      11,933,105      18,351,491      16,036,771
                                              --------------  --------------  --------------  --------------
Shares outstanding at end of year                 12,956,004      12,469,867      17,509,205      18,351,491
                                              ==============  ==============  ==============  ==============

    The accompanying notes are an integral part of the financial statements.

                            ONEAMERICA FUNDS, INC.
               STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                 PORTFOLIO
                                                                       -----------------------------
                                                                             SOCIAL RESPONSIVE
                                                                       -----------------------------
                                                                         YEAR ENDED      YEAR ENDED
                                                                        DECEMBER 31,    DECEMBER 31,
                                                                            2008            2007
                                                                       --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                $       51,386  $      41,035
  Net realized gain (loss)                                                   (117,369)        54,009
  Net change in unrealized appreciation (depreciation)                     (1,778,168)        34,400
                                                                       --------------  -------------
   Net increase (decrease) in net assets from operations                   (1,844,151)       129,444
                                                                       --------------  -------------
SHAREHOLDER DISTRIBUTIONS:
  From net investment income
   Class O                                                                    (30,349)       (32,689)
   Advisor Class                                                              (20,725)       (15,368)
  From net realized gain
   Class O                                                                          -        (24,492)
   Advisor Class                                                                    -        (16,627)
                                                                       --------------  -------------
   Total distributions                                                        (51,074)       (89,176)
                                                                       --------------  -------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares issued:
   Class O                                                                    291,459        937,080
   Advisor Class                                                               83,155        437,475
  Reinvested distributions:
   Class O                                                                     30,349         57,181
   Advisor Class                                                               20,725         31,995
  Cost of shares redeemed:
   Class O                                                                   (923,641)      (293,214)
   Advisor Class                                                              (84,299)       (57,649)
                                                                       --------------  -------------
   Increase (decrease)                                                       (582,252)     1,112,868
                                                                       --------------  -------------
   Net increase (decrease) in net assets                                   (2,477,477)     1,153,136
   Net assets at beginning of year                                          5,545,997      4,392,861
                                                                       --------------  -------------
NET ASSETS AT END OF YEAR                                              $    3,068,520  $   5,545,997
                                                                       ==============  =============
  UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN
   NET ASSETS AT THE END OF THE PERIOD                                 $          312  $           -
                                                                       --------------  -------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares issued:
   Class O                                                                     33,086         85,792
   Advisor Class                                                                9,227         41,776
  Reinvested distributions:
   Class O                                                                      4,910          5,457
   Advisor Class                                                                3,353          3,054
  Shares redeemed:
   Class O                                                                    (98,053)       (26,974)
   Advisor Class                                                               (9,851)        (5,357)
                                                                       --------------  -------------
Net increase (decrease)                                                       (57,328)       103,748
Shares outstanding at beginning of year                                       534,070        430,322
                                                                       --------------  -------------
Shares outstanding at end of year                                             476,742        534,070
                                                                       ==============  =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                 VALUE PORTFOLIO
                                DECEMBER 31, 2008

                                     Description                                                 Shares        Value
------------------------------------------------------------------------------------------    -----------  ------------
COMMON STOCKS (87.7%)
 Aerospace & Defense (2.4%)
  General Dynamics Corp.                                                                           17,100  $    984,789
  Precision Castparts Corp.                                                                        69,100     4,110,068
                                                                                                           ------------
                                                                                                              5,094,857
                                                                                                           ------------
 Apparel (4.2%)
  Columbia Sportswear Co.                                                                         127,500     4,509,675
  Wolverine World Wide, Inc.                                                                      206,150     4,337,396
                                                                                                           ------------
                                                                                                              8,847,071
                                                                                                           ------------
 Automotive Components (2.6%)
  Harley-Davidson, Inc.                                                                           135,100     2,292,647
  Magna International, Inc. Class A                                                               107,400     3,214,482
                                                                                                           ------------
                                                                                                              5,507,129
                                                                                                           ------------
 Chemicals (1.5%)
  Dow Chemical Co.                                                                                204,800     3,090,432
                                                                                                           ------------
 Commercial Services (0.9%)
  MPS Group, Inc.*                                                                                 71,600       539,148
  Robert Half International, Inc.                                                                  63,800     1,328,316
                                                                                                           ------------
                                                                                                              1,867,464
                                                                                                           ------------
 Computer Hardware & Software (6.7%)
  Autodesk, Inc.*                                                                                 128,000     2,515,200
  Cisco Systems, Inc.*                                                                            264,400     4,309,720
  Dell Inc.*                                                                                      259,800     2,660,352
  Hewlett-Packard Co.                                                                             126,374     4,586,112
                                                                                                           ------------
                                                                                                             14,071,384
                                                                                                           ------------
 Diversified Financial Services (7.1%)
  Aegon NV                                                                                        514,185     3,110,819
  Citigroup, Inc.                                                                                 195,298     1,310,450
  Federated Investors, Inc.                                                                       216,200     3,666,752
  Investment Technology Group, Inc.*                                                              165,900     3,769,248
  JPMorgan Chase & Co.                                                                             94,107     2,967,194
                                                                                                           ------------
                                                                                                             14,824,463
                                                                                                           ------------
 Diversified Manufacturing (7.4%)
  Carlisle Cos., Inc.                                                                             266,800     5,522,760
  Crane Co.                                                                                       239,100     4,122,084
  Illinois Tool Works, Inc.                                                                       167,200     5,860,360
                                                                                                           ------------
                                                                                                             15,505,204
                                                                                                           ------------
 Electrical Equipment (1.7%)
  Baldor Electric Co.                                                                             121,093     2,161,510
  FLIR Systems, Inc.*                                                                              47,400     1,454,232
                                                                                                           ------------
                                                                                                              3,615,742
                                                                                                           ------------
 Food & Beverage (2.0%)
  The Coca-Cola Co.                                                                                91,800     4,155,786
                                                                                                           ------------
 Health Care (12.8%)
  Johnson & Johnson                                                                               113,700     6,802,671
  McKesson Corp.                                                                                  122,750     4,754,108
  Medtronic, Inc.                                                                                 117,100     3,679,282
  Merck & Co., Inc.                                                                                73,700     2,240,480
  Pfizer, Inc.                                                                                    439,350     7,780,889
  Zimmer Holdings, Inc.*                                                                           38,800     1,568,296
                                                                                                           ------------
                                                                                                             26,825,726
                                                                                                           ------------
 Industrial Conglomerates (2.4%)
  General Electric Co.                                                                            303,300     4,913,460
                                                                                                           ------------
 Machinery (0.3%)
  Cummins, Inc.                                                                                    20,400       545,292
                                                                                                           ------------
 Metals & Mining (1.8%)
  Alcoa, Inc.                                                                                     286,700     3,228,242
  Nucor Corp.                                                                                       9,700       448,140
                                                                                                           ------------
                                                                                                              3,676,382
                                                                                                           ------------
 Oil & Oil Services (8.2%)
  Royal Dutch Shell PLC ADR                                                                       134,800     7,136,312
  Tidewater, Inc.                                                                                 143,550     5,780,758
  Valero Energy Corp.                                                                             198,000     4,284,720
                                                                                                           ------------
                                                                                                             17,201,790
                                                                                                           ------------
 Recreation (1.8%)
  Brunswick Corp.                                                                                 262,900     1,106,809
  Mattel, Inc.                                                                                    171,500     2,744,000
                                                                                                           ------------
                                                                                                              3,850,809
                                                                                                           ------------
 Retail (6.8%)
  Bed Bath & Beyond, Inc.*                                                                        185,100     4,705,242
  Best Buy Co., Inc.                                                                              148,300     4,168,713
  Home Depot, Inc.                                                                                172,800     3,977,856
  Kohl's Corp.*                                                                                    36,500     1,321,300
                                                                                                           ------------
                                                                                                             14,173,111
                                                                                                           ------------
 Semiconductors (6.4%)
  Applied Materials, Inc.                                                                         353,600     3,581,968
  Intel Corp.                                                                                     407,800     5,978,348
  Texas Instruments, Inc.                                                                         253,800     3,938,976
                                                                                                           ------------
                                                                                                             13,499,292
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                     Description                                                 Shares        Value
------------------------------------------------------------------------------------------    -----------  ------------
COMMON STOCKS (87.7%) (continued)
 Telecommunication Services (6.8%)
  Nokia Corp. ADR                                                                                 281,850  $  4,396,860
  Telefonos de Mexico, Class L ADR                                                                302,000     6,323,880
  Telmex Internacional Sab de CV ADR                                                              302,000     3,430,720
                                                                                                           ------------
                                                                                                             14,151,460
                                                                                                           ------------
 Transportation (3.9%)
  Norfolk Southern Corp.                                                                           80,500     3,787,525
  Werner Enterprises, Inc.                                                                        249,100     4,319,394
                                                                                                           ------------
                                                                                                              8,106,919
                                                                                                           ------------

     Total common stocks (cost: $253,440,955)                                                               183,523,773
                                                                                                           ------------
                                                                  Interest      Maturity       Principal
                                                                    Rate          Date          Amount
                                                                -----------    -----------    -----------
SHORT-TERM NOTES AND BONDS (4.8%)
 COMMERCIAL PAPER (4.8%)
  Construction Machinery (1.0%)
   Caterpillar Inc.                                                  0.760%       01/12/09     $2,000,000  $  1,999,780
                                                                                                           ------------
  Consumer Finance (0.9%)
   Siemens Capital Corp.                                             0.203        01/13/09      2,000,000     1,999,740
                                                                                                           ------------
  Electronics (0.9%)
   Emerson                                                           0.101        02/09/09      2,000,000     1,999,420
                                                                                                           ------------
  Oil & Gas (1.0%)
   ConocoPhillips                                                    1.267        01/05/09      2,000,000     1,999,940
                                                                                                           ------------
  Transport Service (1.0%)
   United Parcel Services                                            0.101        01/06/09      2,000,000     1,999,940
                                                                                                           ------------

     Total short-term notes and bonds (cost: $9,998,886)                                                      9,998,820
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                     Description                                                 Shares        Value
------------------------------------------------------------------------------------------    -----------  ------------
MONEY MARKET MUTUAL FUNDS (3.9%)
  Dreyfus Institutional Reserves Treasury Fund                                                  8,250,000  $  8,250,000
                                                                                                           ------------

     Tottal money market mutual funds (cost: $8,250,000)                                                      8,250,000
                                                                                                           ------------
MUTUAL FUNDS (3.2%)
  iShares Russell 1000 Value Index Fund                                                            93,100     4,610,312
  iShares Russell Midcap Value Index Fund                                                          69,600     1,979,424
                                                                                                           ------------

     Total mutual funds (cost: $8,826,086)                                                                    6,589,736
                                                                                                           ------------

TOTAL INVESTMENTS (99.6%) (COST: $280,515,927)                                                              208,362,329

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                                                    795,141
                                                                                                           ------------

NET ASSETS (100%)                                                                                          $209,157,470
                                                                                                           ============

* Non-Income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2008.

Percentages shown are based on total net assets.

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                                  Investments    Other Financial
                Valuation inputs                 in Securities     Instruments*
                ----------------                 -------------   ---------------
Level 1 - Quoted prices                          $ 198,363,509   $             -
Level 2 - Other significant observable inputs        9,998,820                 -
Level 3 - Significant unobservable inputs                    -                 -
                                                 -------------   ---------------
Total                                            $ 208,362,329   $             -
                                                 =============   ===============

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and December 31, 2007, the Portfolio did not use significant unobservable inputs (Level 3) in determining the valuation of investments.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                                DECEMBER 31, 2008

                                                                  Interest      Maturity       Principal
                        Description                                 Rate          Date          Amount         Value
-------------------------------------------------------------   -----------    -----------    -----------  ------------
SHORT-TERM NOTES (97.1%)
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (3.2%)
   Federal Farm Credit Bank Discount Notes                           2.446%       01/15/09    $ 4,415,000  $  4,410,800
   Federal Home Loan Bank Discount Notes                             1.000        04/14/09      5,000,000     4,985,695
                                                                                                           ------------
                                                                                                              9,396,495
                                                                                                           ------------
 COMMERCIAL PAPER (87.4%)
  Automotive (2.2%)
   Honda Motor Company                                               2.890        01/05/09      2,500,000     2,499,208
   Honda Motor Company                                               2.535        03/10/09      4,000,000     3,981,111
                                                                                                           ------------
                                                                                                              6,480,319
                                                                                                           ------------
  Chemical - Diversified (2.4%)
   BASF Aktiengesells CPDS                                           1.419        02/12/09      5,000,000     4,991,833
   BASF Aktiengesells CPDS                                           2.028        03/03/09      2,000,000     1,993,222
                                                                                                           ------------
                                                                                                              6,985,055
                                                                                                           ------------
  Computers & Peripherals (3.5%)
   Hewlett Packard Co.                                               1.267        01/12/09      7,000,000     6,997,326
   Hewlett Packard Co.                                               2.129        01/29/09      3,000,000     2,995,100
                                                                                                           ------------
                                                                                                              9,992,426
                                                                                                           ------------
  Consumer Finance (14.4%)
   John Deere Capital Corp.                                          0.507        03/04/09      5,000,000     4,995,694
   John Deere Capital Corp.                                          0.507        03/05/09      4,700,000     4,695,888
   Siemens Capital Corp.                                             0.659        01/07/09      3,000,000     2,999,675
   Siemens Capital Corp.                                             0.152        01/09/09      2,000,000     1,999,933
   Siemens Capital Corp.                                             0.355        01/13/09      4,755,000     4,754,445
   Toyota Motor Credit Corp.                                         2.078        01/06/09      5,000,000     4,998,576
   Toyota Motor Credit Corp.                                         2.129        03/09/09      3,100,000     3,087,884
   Toyota Motor Credit Corp.                                         1.115        03/12/09      3,000,000     2,993,583
   Unilever Capital Corporation                                      2.788        01/13/09      3,300,000     3,296,975
   Unilever Capital Corporation                                      1.318        03/02/09      3,844,000     3,835,671
   Unilever Capital Corporation                                      1.217        03/09/09      4,000,000     3,991,067
                                                                                                           ------------
                                                                                                             41,649,391
                                                                                                           ------------
  Diversified Financial Services (3.0%)
   AT&T Capital Corp.                                                1.166        02/04/09      5,700,000     5,693,809
   AT&T Capital Corp.                                                1.267        02/13/09      3,000,000     2,995,521
                                                                                                           ------------
                                                                                                              8,689,330
                                                                                                           ------------
  Education (2.4%)
   Harvard University                                                1.774        01/16/09      2,100,000     2,098,469
   Harvard University                                                1.166        01/20/09      5,000,000     4,996,965
                                                                                                           ------------
                                                                                                              7,095,434
                                                                                                           ------------
  Electric Integrated (4.0%)
   Florida Power & Light Co.                                         3.118        01/08/09      6,500,000     6,496,194
   Florida Power & Light Co.                                         2.788        01/16/09      1,000,000       998,854
   Florida Power & Light Co.                                         2.738        01/22/09      4,000,000     3,993,700
                                                                                                           ------------
                                                                                                             11,488,748
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                  Interest      Maturity       Principal
                        Description                                 Rate          Date          Amount         Value
-------------------------------------------------------------   -----------    -----------    -----------  ------------
SHORT-TERM NOTES (97.1%) (continued)
 COMMERCIAL PAPER (87.4%) (continued)
  Electric Products (3.1%)
   Emerson Electric Co.                                              1.166%       01/21/09    $ 5,500,000  $  5,496,486
   Emerson Electric Co.                                              1.115        02/19/09      3,500,000     3,494,760
                                                                                                           ------------
                                                                                                              8,991,246
                                                                                                           ------------
  Entertainment (3.8%)
   Walt Disney Co.                                                   1.166        01/20/09      1,000,000       999,393
   Walt Disney Co.                                                   1.014        02/05/09      5,000,000     4,995,139
   Walt Disney Co.                                                   1.115        03/03/09      4,000,000     3,992,544
   Walt Disney Co.                                                   0.355        03/10/09      1,000,000       999,339
                                                                                                           ------------
                                                                                                             10,986,415
                                                                                                           ------------
  Finance-Leasing (3.9%)
   Pitney Bowes Inc.                                                 2.028        01/09/09      7,000,000     6,996,889
   Pitney Bowes Inc.                                                 1.622        01/21/09      1,800,000     1,798,400
   Pitney Bowes Inc.                                                 1.318        02/05/09      2,500,000     2,496,840
                                                                                                           ------------
                                                                                                             11,292,129
                                                                                                           ------------
  Food, Beverages (7.3%)
   The Coca-Cola Co.                                                 1.217        01/23/09      6,000,000     5,994,989
   The Coca-Cola Co.                                                 1.217        02/09/09      1,000,000       998,700
   The Coca-Cola Co.                                                 1.220        03/02/09      1,000,000     2,993,500
   Nestle Capital Corp.                                              2.119        02/11/09      4,000,000     3,990,479
   Nestle Capital Corp.                                              1.034        02/27/09      2,250,000     2,246,366
   Nestle Capital Corp.                                              1.115        03/31/09      5,000,000     4,986,403
                                                                                                           ------------
                                                                                                             21,210,437
                                                                                                           ------------
  Household & Presonal Products (3.4%)
   The Proctor & Gamble Co.                                          1.926        01/07/09      1,000,000       999,683
   The Proctor & Gamble Co.                                          1.267        01/30/09        500,000       499,497
   The Proctor & Gamble Co.                                          1.166        02/03/09      2,000,000     1,997,892
   The Proctor & Gamble Co.                                          2.261        02/04/09      6,500,000     6,486,310
                                                                                                           ------------
                                                                                                              9,983,382
                                                                                                           ------------
  Industrial Conglomerates (2.2%)
   3M Co.                                                            1.724        01/14/09      6,400,000     6,396,071
                                                                                                           ------------
  Manufacturing (11.8%)
   Caterpillar Inc.                                                  1.267        02/04/09        190,000       189,776
   Caterpillar Inc.                                                  1.267        02/05/09      1,000,000       998,785
   Caterpillar Inc.                                                  2.129        01/06/09      5,000,000     4,998,542
   Caterpillar Inc.                                                  2.129        01/07/09      5,000,000     4,998,250
   Eaton Corporation                                                 1.622        02/02/09      5,000,000     4,992,889
   Eaton Corporation                                                 1.521        02/03/09      5,000,000     4,993,125
   Eaton Corporation                                                 1.521        02/12/09      1,500,000     1,497,375
   Honeywell International, Inc.                                     1.014        02/24/09      8,400,000     8,387,400
   Honeywell International, Inc.                                     1.014        03/02/09      3,000,000     2,995,000
                                                                                                           ------------
                                                                                                             34,051,142
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                  Interest      Maturity       Principal
                        Description                                 Rate          Date          Amount         Value
-------------------------------------------------------------   -----------    -----------    -----------  ------------
SHORT-TERM NOTES (97.1%) (continued)
 COMMERCIAL PAPER (87.4%) (continued)
  Medical Products (11.5%)
   Eli Lilly & Corporation                                           1.267%       01/21/09    $ 4,000,000  $  3,997,222
   Eli Lilly & Corporation                                           1.470        01/23/09      3,000,000     2,997,342
   Genentech Inc.                                                    0.507        01/16/09     10,000,000     9,997,917
   Johnson & Johnson                                                 0.760        01/13/09      6,200,000     6,198,450
   Johnson & Johnson                                                 0.760        01/28/09      5,000,000     4,997,188
   Pfiizer Inc.                                                      1.220        03/18/09      5,000,000     4,987,333
                                                                                                           ------------
                                                                                                             33,175,452
                                                                                                           ------------
  Oil & Gas (7.8%)
   ConocoPhillips                                                    1.267        01/06/09      1,000,000       999,826
   ConocoPhillips                                                    1.318        01/22/09      4,000,000     3,996,967
   ConocoPhillips                                                    1.217        01/30/09      6,500,000     6,493,858
   Praxair Inc.                                                      0.406        02/02/09      2,000,000     1,999,289
   Praxair Inc.                                                      0.608        03/10/09      4,000,000     3,995,467
   Praxair Inc.                                                      0.811        03/13/09      5,000,000     4,992,111
                                                                                                           ------------
                                                                                                             22,477,518
                                                                                                           ------------
  Transport Service (0.7%)
   United Parcel Services                                            1.065        01/08/09      2,000,000     1,999,592
                                                                                                           ------------
 VARIABLE RATE DEMAND NOTES (1.7%)**
   Community Housing Development
     (backed by Wells Fargo Bank LOC)                                1.500        08/01/24        755,000       755,000
   Connecticut Water (backed by Citizen Bank of RI LOC)              1.100        01/04/29      1,500,000     1,500,000
   PCP Investors LLC (backed by Wells Fargo Bank LOC)                2.460        12/01/24        700,000       700,000
   UBS AG Stamford Connecticut                                       2.788        03/16/09      2,000,000     2,000,000
                                                                                                           ------------
                                                                                                              4,955,000
                                                                                                           ------------
 CORPORATE BONDS (4.8%)
  Commercial Banks (1.4%)
   BASF Aktiengesells Finance EUR FLTR**                             2.807        02/19/10      4,000,000     4,000,000
                                                                                                           ------------
  Consumer Finance (0.4%)
   John Deere Capital Corp.                                          3.564        02/15/09      1,010,000     1,012,975
                                                                                                           ------------
  Diversified Telecommunications Services (0.6%)
   Bellsouth Telecommunications                                      5.875        01/15/09      1,700,000     1,701,658
                                                                                                           ------------
  Electronic Products (0.7%)
   Emerson Electric Co.                                              5.850        03/15/09      2,000,000     2,011,556
                                                                                                           ------------
  Food, Beverages (1.0%)
   Pepsico Inc.                                                      2.785        02/17/09      3,000,000     3,010,787
                                                                                                           ------------
  Medical-Drugs (0.7%)
   Abbott Laboratories                                               2.940        05/15/09      2,000,000     2,017,802
                                                                                                           ------------
     Total short-term notes (cost: $281,050,360)                                                            281,050,360
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                     Description                                                 Shares        Value
------------------------------------------------------------------------------------------    -----------  ------------
MONEY MARKET MUTUAL FUNDS (2.5%)
     Dreyfus Treasury & Agency                                                                  7,390,000  $  7,390,000
                                                                                                           ------------

       Total money market mutual funds (cost: $7,390,000)                                                     7,390,000
                                                                                                           ------------

TOTAL INVESTMENTS (99.6%) (COST: $288,440,360)                                                              288,440,360

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                                                  1,077,735
                                                                                                           ------------

NET ASSETS (100.0%)                                                                                        $289,518,095
                                                                                                           ============

** Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2008.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2008.

Cost represents amortized cost.

Percentages shown are based on total net assets.

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                                  Investments    Other Financial
                Valuation inputs                 in Securities     Instruments*
                ----------------                 -------------   ---------------
Level 1 - Quoted prices                          $  7,390,000    $             -
Level 2 - Other significant observable inputs     281,050,360                  -
Level 3 - Significant unobservable inputs                   -                  -
                                                 ------------    ---------------
Total                                            $288,440,360    $             -
                                                 ============    ===============

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and December 31, 2007, the Portfolio did not use significant unobservable inputs (Level 3) in determining the valuation of investments.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
LONG-TERM NOTES AND BONDS (96.5%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (6.5%)
      FHLMC                                                        5.200%     03/05/2019     $  700,000     $    704,526
      FNMA                                                         4.050      09/18/2013      1,000,000        1,014,989
      U.S. Treasury Bonds                                          7.250      08/15/2022      1,900,000        2,762,420
      U.S. Treasury Notes                                          4.250      08/15/2015        827,000          960,354
      U.S. Treasury Notes                                          4.500      02/15/2016        100,000          117,719
      U.S. Treasury Notes                                          4.625      02/15/2017         50,000           59,133
      U.S. Treasury Notes                                          7.875      02/15/2021        900,000        1,337,625
      U.S. Treasury Notes                                          4.125      05/15/2015      1,500,000        1,720,313
                                                                                                            ------------
                                                                                                               8,677,079
                                                                                                            ------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (53.2%)
      Atlantic City Electric Transition Funding LLC,
        Ser. 2002-1, Cl. A3                                        4.910      07/20/2017      1,000,000          959,625
      Banc of America Commercial Mortgage, Inc.,
        Ser. 2006-5, Cl. AaB                                       5.379      09/10/2047        900,000          696,916
      Bear Stearns Commercial Mortgage Securities,
        Ser. 2006-T24, Cl. AAB                                     5.533      10/12/2041        550,000          409,490
      Bear Stearns Commercial Mortgage Securities,
        Ser. 2006-PW13, Cl. AaB                                    5.530      09/11/2041      1,300,000          998,074
      Bear Stearns Commercial Mortgage Securities,
        Ser. 2006-PW14, Cl. A3                                     5.209      12/11/2038        600,000          426,047
      Bear Stearns Commercial Mortgage Securities,
        Ser. 2007-PW15, Cl. AaB                                    5.315      02/11/2044        650,000          460,611
      Bear Stearns Commercial Mortgage Securities,
        Ser. 2006-PW13, Cl. AAA                                    5.518      09/11/2041      1,000,000          736,670
      Centerpoint Energy Transition Bond Co.,
        Ser. 2005-A, Cl. A2                                        4.970      08/01/2014        600,000          588,456
      CHN Equipment Trust Ser 2007-B A3A                           5.400      10/17/2011        400,000          393,313
      Citigroup Commercial Mortgage Trust, Ser.
        2006-C5, Cl. AsB                                           5.413      10/15/2049      1,200,000          894,696
      Commercial Mortgage PASS-THRU,
        Ser. 2006-C8, Cl. AAB                                      5.291      12/10/2046        650,000          485,554
      Crown Castle Towers, Ser. 2006-1A, Cl. Afx                   5.245      11/15/2036      1,000,000          831,540
      CSFB Boston Mtge Secs Corp 2005-C6 A4                        5.230      12/15/2040      1,000,000          817,475
      CSFB, Ser. 2005-C5, Cl. Aab                                  5.100      08/15/2038      1,200,000          958,181
      FHLMC Gold Pool #A48197                                      6.500      01/01/2036      1,315,657        1,368,077
      FHLMC Gold Pool #A56247                                      6.000      01/01/2037      1,306,371        1,347,251
      FHLMC Gold Pool #A57135                                      5.500      02/01/2037      1,280,620        1,312,218
      FHLMC Gold Pool #A58278                                      5.000      03/01/2037      1,776,683        1,817,745
      FHLMC Gold Pool #J05930                                      5.500      03/01/2021      1,881,257        1,940,323
      FHLMC Gold Pool #A11823                                      5.000      08/01/2033         94,232           96,533
      FHLMC Gold Pool #A16641                                      5.500      12/01/2033        190,771          195,757
      FHLMC Gold Pool #A27124                                      6.000      10/01/2034         85,359           88,124
      FHLMC Gold Pool #A28876                                      6.000      11/01/2034        521,062          537,938
      FHLMC Gold Pool #A40159                                      5.500      11/01/2035         42,796           43,861
      FHLMC Gold Pool #A40754                                      6.500      12/01/2035        581,466          604,815
      FHLMC Gold Pool #A41968                                      5.500      01/01/2036        410,058          420,263
      FHLMC Gold Pool #A43870                                      6.500      03/01/2036        299,945          311,896
      FHLMC Gold Pool #A45624                                      5.500      06/01/2035         43,476           44,558

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
LONG-TERM NOTES AND BONDS (96.5%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (53.2%) (continued)
      FHLMC Gold Pool #A49346                                      6.500%     05/01/2036     $  113,095     $    117,601
      FHLMC Gold Pool #A51101                                      6.000      07/01/2036        241,190          248,738
      FHLMC Gold Pool #A58965                                      5.500      04/01/2037      1,074,414        1,100,924
      FHLMC Gold Pool #A71576                                      6.500      01/01/2038        972,704        1,011,405
      FHLMC Gold Pool #B12969                                      4.500      03/01/2019        161,488          166,152
      FHLMC Gold Pool #B19462                                      5.000      07/01/2020        969,496          997,802
      FHLMC Gold Pool #C01086                                      7.500      11/01/2030         48,275           51,238
      FHLMC Gold Pool #C01271                                      6.500      12/01/2031         91,596           95,689
      FHLMC Gold Pool #C01302                                      6.500      11/01/2031         35,988           37,597
      FHLMC Gold Pool #C01676                                      6.000      11/01/2033      4,359,453        4,505,407
      FHLMC Gold Pool #C14364                                      6.500      09/01/2028         38,517           40,335
      FHLMC Gold Pool #C14872                                      6.500      09/01/2028          4,111            4,305
      FHLMC Gold Pool #C20300                                      6.500      01/01/2029         31,550           33,039
      FHLMC Gold Pool #C28221                                      6.500      06/01/2029         13,485           14,113
      FHLMC Gold Pool #C35377                                      7.000      01/01/2030          7,087            7,459
      FHLMC Gold Pool #C41636                                      8.000      08/01/2030          5,709            6,056
      FHLMC Gold Pool #C56017                                      6.500      03/01/2031        301,810          315,863
      FHLMC Gold Pool #C61802                                      5.500      12/01/2031        476,798          490,302
      FHLMC Gold Pool #C64936                                      6.500      03/01/2032         45,703           47,688
      FHLMC Gold Pool #C68790                                      6.500      07/01/2032        215,190          224,537
      FHLMC Gold Pool #C74741                                      6.000      12/01/2032        235,651          243,651
      FHLMC Gold Pool #C79460                                      5.500      05/01/2033        229,147          235,136
      FHLMC Gold Pool #C79886                                      6.000      05/01/2033        470,638          486,395
      FHLMC Gold Pool #E00543                                      6.000      04/01/2013         23,003           23,796
      FHLMC Gold Pool #E00565                                      6.000      08/01/2013         18,205           18,814
      FHLMC Gold Pool #E00957                                      6.000      02/01/2016         37,946           39,236
      FHLMC Gold Pool #E01007                                      6.000      08/01/2016         28,668           29,657
      FHLMC Gold Pool #E01085                                      5.500      12/01/2016         56,944           58,776
      FHLMC Gold Pool #E01136                                      5.500      03/01/2017        152,595          157,511
      FHLMC Gold Pool #E01216                                      5.500      10/01/2017        147,954          152,931
      FHLMC Gold Pool #E01378                                      5.000      05/01/2018        316,348          327,145
      FHLMC Gold Pool #E71048                                      6.000      07/01/2013            880              912
      FHLMC Gold Pool #E72468                                      5.500      10/01/2013         11,588           12,043
      FHLMC Gold Pool #E74118                                      5.500      01/01/2014         58,317           60,603
      FHLMC Gold Pool #E77035                                      6.500      05/01/2014         27,590           28,665
      FHLMC Gold Pool #E77962                                      6.500      07/01/2014         51,817           53,835
      FHLMC Gold Pool #E78727                                      6.500      10/01/2014          1,569            1,630
      FHLMC Gold Pool #E82543                                      6.500      03/01/2016         53,801           55,898
      FHLMC Gold Pool #E85127                                      6.000      08/01/2016         20,849           21,620
      FHLMC Gold Pool #E85353                                      6.000      09/01/2016         75,217           77,996
      FHLMC Gold Pool #E89823                                      5.500      05/01/2017        187,038          193,583
      FHLMC Gold Pool #E90912                                      5.500      08/01/2017         63,621           65,848
      FHLMC Gold Pool #E91139                                      5.500      09/01/2017        234,797          243,012
      FHLMC Gold Pool #E91646                                      5.500      10/01/2017        357,640          370,154
      FHLMC Gold Pool #E92047                                      5.500      10/01/2017        221,325          229,069
      FHLMC Gold Pool #E92196                                      5.500      11/01/2017         42,004           43,474
      FHLMC Gold Pool #E95159                                      5.500      03/01/2018        281,071          290,731
      FHLMC Gold Pool #E95734                                      5.000      03/01/2018      1,334,541        1,377,675
      FHLMC Gold Pool #G01091                                      7.000      12/01/2029         35,558           37,423

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
LONG-TERM NOTES AND BONDS (96.5%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (53.2%) (continued)
      FHLMC Gold Pool #G02060                                      6.500%     01/01/2036     $1,391,851     $  1,447,743
      FHLMC Gold Pool #G08016                                      6.000      10/01/2034      1,883,396        1,944,392
      FHLMC Gold Pool #G10817                                      6.000      06/01/2013         22,006           22,818
      FHLMC Gold Pool #G11753                                      5.000      08/01/2020        600,076          617,596
      FHLMC Gold Pool #J01380                                      5.500      03/01/2021      1,869,168        1,927,854
      FHLMC Gold Pool #A44969                                      6.500      04/01/2036        895,025          930,686
      FHLMC Pool #A56634                                           5.000      01/01/2037        409,119          418,574
      FHLMC Pool #A56829                                           5.000      01/01/2037        100,410          102,731
      FHLMC Series 2424 Class OG CMO                               6.000      03/15/2017      1,130,798        1,184,377
      FHLMC Series 2835 Class MD CMO                               4.500      08/15/2019        850,000          845,205
      FHLMC Series 2947 Class VA CMO                               5.000      03/15/2016        628,264          648,724
      FHLMC Series 3020 Class VA CMO                               5.500      11/15/2014      1,389,916        1,447,734
      FNMA CMO 2002-86 KM CMO                                      5.000      12/25/2017      2,150,000        2,177,093
      FNMA Pool #256883                                            6.000      09/01/2037      1,636,934        1,687,042
      FNMA Pool #253798                                            6.000      05/01/2016          1,654            1,723
      FNMA Pool #356565                                            5.500      09/01/2017      1,097,284        1,136,022
      FNMA Pool #357637                                            6.000      11/01/2034      2,305,186        2,378,762
      FNMA Pool #545929                                            6.500      08/01/2032        145,109          151,412
      FNMA Pool #555591                                            5.500      07/01/2033        599,973          616,497
      FNMA Pool #572020                                            6.000      04/01/2016         33,405           34,804
      FNMA Pool #578974                                            6.000      05/01/2016         55,828           58,201
      FNMA Pool #579170                                            6.000      04/01/2016         14,055           14,644
      FNMA Pool #584953                                            7.500      06/01/2031         14,511           15,374
      FNMA Pool #585097                                            6.000      05/01/2016        105,882          110,315
      FNMA Pool #651220                                            6.500      07/01/2032        144,874          151,167
      FNMA Pool #781776                                            6.000      10/01/2034        231,155          238,533
      FNMA Pool #797509                                            4.500      03/01/2035      1,300,714        1,320,668
      FNMA Pool #797536                                            4.500      04/01/2035      1,059,880        1,076,140
      FNMA Pool #910446                                            6.500      01/01/2037        733,198          762,370
      FNMA Pool #922224                                            5.500      12/01/2036      1,106,100        1,135,183
      FNMA Pool #936760                                            5.500      06/01/2037      1,223,878        1,255,988
      FNMA Pool #942956                                            6.000      09/01/2037      1,700,310        1,752,358
      GNMA CMO 2002-88 GW                                          5.500      09/20/2019      1,000,000        1,032,098
      GNMA Pool #443216                                            8.000      07/15/2027         22,298           23,806
      GNMA Pool #452827                                            7.500      02/15/2028         26,629           28,218
      GNMA Pool #457453                                            7.500      10/15/2027          7,729            8,191
      GNMA Pool #479743                                            7.500      11/15/2030         20,211           21,418
      GNMA Pool #511723                                            7.500      10/15/2030         22,662           24,017
      GNMA Pool #511778                                            7.500      11/15/2030         81,216           86,069
      GNMA Pool #529534                                            8.000      08/15/2030          9,070            9,666
      GNMA Pool #540356                                            7.000      05/15/2031         56,093           59,315
      GNMA Pool #542083                                            7.000      01/15/2031         13,088           13,840
      GNMA Pool #552466                                            6.500      03/15/2032        100,977          106,135
      GNMA Pool #570323                                            6.000      02/15/2032         35,249           36,499
      GNMA Pool #574395                                            6.000      01/15/2032        622,824          644,909
      GNMA Pool #577653                                            6.000      08/15/2032         64,474           66,760
      GNMA Pool #585467                                            6.000      08/15/2032        207,376          214,730
      GNMA Pool #591025                                            6.500      10/15/2032        148,851          156,455
      GE Capital Commercial Mortgage Corp.                         5.349      08/11/2036        500,000          454,052

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
LONG-TERM NOTES AND BONDS (96.5%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (53.2%) (continued)
      LBUBS Commercial Mortgage Trust,
        Ser. 2006-C7, Cl. A2                                       5.300%     11/15/2038     $1,800,000     $  1,474,718
      Merrill Lynch/Country Wide Commercial
        Mortgage Trust, Ser. 2007-5, Cl. AsB                       5.362      08/12/2048        650,000          458,695
      Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. Aab            5.325      12/15/2043        650,000          455,667
      Morgan Stanley Capital I, 2006-IQ11 A4                       5.772      10/15/2042      1,000,000          820,806
      Small Business Administration Participation
        Certificates, Ser. 2006-10A, Cl. 1                         5.524      03/10/2016      1,000,000        1,014,985
      Small Business Administration Participation
        Certificates, Ser. 2006-20C, Cl.                          15.570      03/01/2026        828,857          863,117
      TIAA Seasoned Commercial Mortgage Trust                      6.087      08/15/2039        350,000          301,429
                                                                                                            ------------
                                                                                                              70,227,801
                                                                                                            ------------
  CORPORATE OBLIGATIONS (36.8%)
    Aerospace & Defense (0.3%)
      L-3 Communications Corp.                                     6.125      01/15/2014        500,000          453,750
                                                                                                            ------------
    Auto Rental (0.4%)
      ERAC USA Finance Co. Series 144A                             5.600      05/01/2015        800,000          590,192
                                                                                                            ------------
    Biotechnology (0.4%)
      Biogen Idec Inc.                                             6.000      03/01/2013        550,000          543,998
                                                                                                            ------------
    Chemicals (0.7%)
      Agrium Inc.                                                  6.750      01/15/2019      1,000,000          957,248
                                                                                                            ------------
    Commercial Banks (2.9%)
      Bank of America Corp.                                        7.400      01/15/2011         37,000           37,883
      Bank of Oklahoma                                             5.750      05/15/2017        600,000          531,824
      Bank One Corp.                                               7.875      08/01/2010      1,037,000        1,086,933
      First Union National Bank                                    7.800      08/18/2010         37,000           36,723
      J.P. Morgan Chase & Co.                                      6.750      02/01/2011         37,000           37,931
      Merrill Lynch & Co Inc.                                      3.393      11/01/2011        550,000          481,020
      PNC Funding Corp.                                            5.125      12/14/2010        400,000          403,086
      State Street Bank & Trust                                    5.300      01/15/2016        600,000          586,478
      Union Bank of California                                     5.950      05/11/2016        750,000          601,952
      US Bank North America                                        6.375      08/01/2011         37,000           38,490
                                                                                                            ------------
                                                                                                               3,842,320
                                                                                                            ------------
    Computer - Software (1.4%)
      Computer Associates Inc. Series 144A                         5.625      12/01/2014        700,000          542,500
      IBM Corp.                                                    8.000      10/15/2038      1,000,000        1,331,242
                                                                                                            ------------
                                                                                                               1,873,742
                                                                                                            ------------
    Consumer Products (0.7%)
      Kimberly-Clark                                               6.625      08/01/2037        800,000          897,592
                                                                                                            ------------
    E&P Services (0.5%)
      Seacor Holdings, Inc.                                        5.875      10/01/2012        805,000          720,764
                                                                                                            ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
LONG-TERM NOTES AND BONDS (96.5%) (continued)
  CORPORATE OBLIGATIONS (36.8%) (continued)
    Electric (0.8%)
      EDP Finance BV                                               6.000%     02/02/2018     $  600,000     $    498,088
      ITC Holdings Corp.                                           6.050      01/31/2018        600,000          575,745
                                                                                                            ------------
                                                                                                               1,073,833
                                                                                                            ------------
  Electric Utility (2.8%)
      AEP Texas Central Trans Ser A-3                              5.090      07/01/2015        550,000          520,951
      Arizona Public Service Co.                                   6.375      10/15/2011        600,000          564,794
      DPL Inc.                                                     6.875      09/01/2011      1,000,000          983,977
      Entergy Gulf States, Inc.                                    4.875      11/01/2011        650,000          602,783
      NiSource Finance Corp.                                       7.875      11/15/2010        487,000          445,649
      Potomac Edison Co.                                           5.350      11/15/2014        700,000          610,044
                                                                                                            ------------
                                                                                                               3,728,198
                                                                                                            ------------
  Finance Companies (2.6%)
      Citigroup Inc.                                               8.400      04/29/2049        750,000          495,218
      Ford Motor Credit Corp.                                      7.000      10/01/2013        800,000          552,742
      General Electric Capital Corp.                               6.375      11/15/2067        600,000          377,141
      General Electric Capital Corp.                               7.375      01/19/2010         37,000           38,034
      Hartford Financial Services Group Inc.                       8.125      06/15/2038      1,000,000          526,499
      Xstrata Finance Canada Ltd.                                  5.500      11/16/2011      1,000,000          781,353
      SLM Corp.                                                    4.500      07/26/2010        700,000          607,506
                                                                                                            ------------
                                                                                                               3,378,493
                                                                                                            ------------
  Food Products (1.5%)
      Dr. Pepper Snapple Group Inc.                                6.820      05/01/2018      1,000,000          986,352
      General Mills Inc.                                           5.650      09/10/2012        500,000          510,368
      Kraft Foods Inc.                                             6.500      08/11/2017        500,000          502,571
                                                                                                            ------------
                                                                                                               1,999,291
                                                                                                            ------------
  Gas-Distribution (0.9%)
      Atmos Energy Corp.                                           4.950      10/15/2014        600,000          522,891
      Southwest Gas Corp.                                          7.625      05/15/2012        650,000          650,879
                                                                                                            ------------
                                                                                                               1,173,770
                                                                                                            ------------
  Health Care Services (0.4%)
      Quest Diagnostic Inc.                                        6.950      07/01/2037        550,000          470,403
                                                                                                            ------------
  Healthcare Equipment & Supplies (0.7%)
      Hospira, Inc.                                                5.900      06/15/2014      1,000,000          884,350
                                                                                                            ------------
  Hotel/Lodging (0.2%)
      MGM Mirage                                                   5.875      02/27/2014        500,000          320,000
                                                                                                            ------------
  Independent Energy (1.1%)
      Pioneer Natural Resources Co.                                7.200      01/15/2028        600,000          377,563
      Southwestern Energy Co.                                      7.125      10/10/2017        500,000          492,590

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
LONG-TERM NOTES AND BONDS (96.5%) (continued)
  CORPORATE OBLIGATIONS (36.8%) (continued)
      Union Pacific Resources                                      7.050%     05/15/2018     $  600,000     $    562,113
                                                                                                            ------------
                                                                                                               1,432,266
                                                                                                            ------------
    Insurance (0.8%)
      Nationwide Financial Services                                6.250      11/15/2011        700,000          655,630
      Willis North America, Inc.                                   6.200      03/28/2017        600,000          415,671
                                                                                                            ------------
                                                                                                               1,071,301
                                                                                                            ------------
    Integrated Energy (0.0%)
      Conocophilips Company                                        8.750      05/25/2010         37,000           38,996
                                                                                                            ------------
    Iron/Steel (1.3%)
      Allegheny Technologies Inc.                                  8.375      12/15/2011      1,000,000        1,064,359
      Reliance Steel & Aluminum Co.                                6.850      11/15/2036        900,000          672,523
                                                                                                            ------------
                                                                                                               1,736,882
                                                                                                            ------------
    Leisure Time (0.3%)
      Royal Caribbean Cruises Ltd.                                 6.875      12/01/2013        600,000          336,000
                                                                                                            ------------
    Media (1.9%)
      Aol Time Warner, Inc.                                        6.750      04/15/2011        387,000          377,857
      British Sky Broadcasting Group PLC                           6.100      02/15/2018        550,000          451,604
      TCI Communications Inc.                                      7.875      02/15/2026      1,050,000        1,089,534
      Time Warner Cable Inc.                                       6.550      05/01/2037        650,000          622,785
      Viacom, Inc.                                                 6.625      05/15/2011         37,000           32,789
                                                                                                            ------------
                                                                                                               2,574,569
                                                                                                            ------------
    Metal Fabricate/Hardware (0.5%)
      Commercial Metals Co.                                        7.350      08/15/2018        800,000          640,565
                                                                                                            ------------
    Mining (0.4%)
      Vulcan Materials                                             5.600      11/30/2012        600,000          518,689
                                                                                                            ------------
    Office Furnishings-Orig (0.5%)
      Steelcase, Inc.                                              6.500      08/15/2011        650,000          612,122
                                                                                                            ------------
    Oil & Gas-Production/Pipeline (4.1%)
      El Paso Natural Gas                                          7.625      08/01/2010        700,000          671,546
      Nustar Logistics                                             7.650      04/15/2018      1,000,000          916,674
      Questar Pipeline Co.                                         5.830      02/01/2018        600,000          554,639
      Southern Natural Gas                                         5.900      04/01/2017        650,000          515,098
      Southern Star Central Corp.                                  6.750      03/01/2016        650,000          539,500
      Transcont Gas Pipe Corp.                                     8.875      07/15/2012        600,000          585,536
      Valero Energy Corp.                                          6.625      06/15/2037      1,500,000        1,103,254
      Williams Partners LP/Williams Parnters Fin. Corp.            7.250      02/01/2017        700,000          553,000
                                                                                                            ------------
                                                                                                               5,439,247
                                                                                                            ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
LONG-TERM NOTES AND BONDS (96.5%) (continued)
  CORPORATE OBLIGATIONS (36.8%) (continued)
    Oil and Gas (0.7%)
      Berry Petroleum Co.                                          8.250%     11/01/2016     $  600,000     $    324,000
      Murphy Oil Corp.                                             7.050      05/01/2029        600,000          560,168
                                                                                                            ------------
                                                                                                                 884,168
                                                                                                            ------------
    Packaging (0.3%)
      Pactiv Corp.                                                 6.400      01/15/2018        550,000          457,999
                                                                                                            ------------
    Paper and Forest Products (0.5%)
      Abitibi-Consolidated, Inc.                                   8.850      08/01/2030        800,000           60,000
      Weyerhaeuser Co.                                             7.375      03/15/2032        900,000          584,325
                                                                                                            ------------
                                                                                                                 644,325
                                                                                                            ------------
    Pharmaceuticals (1.3%)
      AmerisourceBergen Corp.                                      5.875      09/15/2015        850,000          742,886
      Medco Health Solutions Inc.                                  6.125      03/15/2013      1,000,000          932,503
                                                                                                            ------------
                                                                                                               1,675,389
                                                                                                            ------------
    Real Estate (0.4%)
      Nationwide Health Properties Inc.                            6.250      02/01/2013        600,000          516,494
                                                                                                            ------------
    Telecommunication Services (4.9%)
      America Movil SAB de CV                                      5.625      11/15/2017        600,000          533,417
      AT&T Wireless Services, Inc.                                 7.875      03/01/2011        537,000          555,925
      AT&T Wireless Services, Inc.                                 6.250      03/15/2011         37,000           37,832
      AT&T Wireless Services, Inc.                                 5.500      02/01/2018        550,000          555,844
      British Telecom Plc                                          8.625      12/15/2010         37,000           38,062
      Deutsche Telekom International                               8.500      06/15/2010        862,000          887,924
      Rogers Wireless Inc.                                         6.375      03/01/2014        875,000          831,772
      Sprint Capital Corp.                                         7.625      01/30/2011         37,000           30,895
      Sprint Capital Corp.                                         8.750      03/15/2032        800,000          540,000
      Telecom Italia Capital SA                                    6.999      06/04/2018        600,000          486,750
      Verizon Communications                                       6.940      04/15/2028        600,000          555,222
      Verizon Global Funding Corp.                                 7.250      12/01/2010         37,000           38,789
      Windstream Corp.                                             8.125      08/01/2013      1,000,000          920,001
      Windstream Holding of the Midwest Inc.                       6.750      04/01/2028        470,000          342,502
                                                                                                            ------------
                                                                                                               6,354,935
                                                                                                            ------------
    Transportation (0.5%)
      Fedex Corp.                                                  7.110      01/02/2014        655,963          661,755
                                                                                                            ------------
    Miscellaneous (0.1%)
      Inter-American Development Bank                              7.375      01/15/2010         37,000           39,125
      Quebec Province                                              6.125      01/22/2011         37,000           38,964
                                                                                                            ------------
                                                                                                                  78,089
                                                                                                            ------------
        Total corporate obligations (cost: $56,004,466)                                                       48,581,735
                                                                                                            ------------
        Total long-term notes and bonds (cost: $135,424,935)                                                 127,486,615
                                                                                                            ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                                                 Interest      Maturity      Principal
            Description                                            Rate          Date          Amount           Value
------------------------------------------------------------     --------     ----------     ----------     ------------
SHORT-TERM NOTES AND BONDS (1.8%)
 CORPORATE OBLIGATIONS (1.8%)
    Chemicals (0.0%)
     E.I. Du Pont De Nemours Co.                                   6.875%     10/15/2009     $   37,000     $     37,916
                                                                                                            ------------
    Commercial Services & Supplies (0.9%)
     Waste Management, Inc.                                        6.875      05/15/2009      1,100,000        1,094,892
                                                                                                            ------------
    Finance Companies (0.4%)
     Merrill Lynch & Co.                                           6.000      02/17/2009         37,000           37,011
     National Rural Utilities.                                     5.750      08/28/2009        500,000          503,224
                                                                                                            ------------
                                                                                                                 540,235
                                                                                                            ------------
    Real Estate (0.5%)
     Simon Property Group LP                                       3.750      01/30/2009        700,000          694,410
                                                                                                            ------------
    Retail (0.0%)
     Wal-Mart                                                      6.875      08/10/2009         37,000           38,109
                                                                                                            ------------
       Total short-term notes and bonds (cost: $2,425,245)                                                     2,405,562
                                                                                                            ------------
MONEY MARKET MUTUAL FUNDS (0.7%)
     Dreyfus Treasury Cash Management                                                           900,000          900,000
                                                                                                            ------------
       Total money market mutual funds (cost: $900,000)                                                          900,000
                                                                                                            ------------
TOTAL INVESTMENTS (99.0%) (COST: $138,750,180)                                                               130,792,177
                                                                                                            ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)                                                                   1,280,686
                                                                                                            ------------
NET ASSETS (100.0%)                                                                                         $132,072,863
                                                                                                            ============

Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2008.

Percentages shown are based on total net assets.

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                                      Investments     Other Financial
                 Valuation inputs                    in Securities      Instruments*
                 ----------------                    -------------    ---------------
Level 1 - Quoted prices                               $    900,000    $             -
Level 2 - Other significant observable inputs          129,892,177                  -
Level 3 - Significant unobservable inputs                        -                  -
                                                      ------------    ---------------
Total                                                 $130,792,177    $             -
                                                      ============    ===============

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and December 31, 2007, the Portfolio did not use significant unobservable inputs (Level 3) in determining the valuation of investments.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                                DECEMBER 31, 2008

                                      Description                                               Shares       Value
------------------------------------------------------------------------------------------   ------------ ------------
COMMON STOCKS (55.0%)
  Aerospace & Defense (1.6%)
    General Dynamics Corp.                                                                        13,800  $    794,742
    Precision Castparts Corp.                                                                     48,300     2,872,884
                                                                                                          ------------
                                                                                                             3,667,626
                                                                                                          ------------
  Apparel (2.7%)
    Columbia Sportswear Co.                                                                       89,400     3,162,078
    Wolverine World Wide, Inc.                                                                   144,950     3,049,748
                                                                                                          ------------
                                                                                                             6,211,826
                                                                                                          ------------
  Automotive Components (1.7%)
    Harley-Davidson, Inc.                                                                         94,700     1,607,059
    Magna International, Inc. Class A                                                             72,000     2,154,960
                                                                                                          ------------
                                                                                                             3,762,019
                                                                                                          ------------
  Chemicals (0.9%)
    Dow Chemical Co.                                                                             143,700     2,168,433
                                                                                                          ------------
  Commercial Services (0.5%)
    MPS Group, Inc.*                                                                              46,200       347,886
    Robert Half International, Inc.                                                               41,500       864,030
                                                                                                          ------------
                                                                                                             1,211,916
                                                                                                          ------------
  Computer Hardware & Software (4.1%)
    Autodesk, Inc.*                                                                               85,900     1,687,935
    Cisco Systems, Inc.*                                                                         179,400     2,924,220
    Dell Inc.*                                                                                   180,600     1,849,344
    Hewlett-Packard Co.                                                                           79,267     2,876,599
                                                                                                          ------------
                                                                                                             9,338,098
                                                                                                          ------------
  Diversified Financial Services(4.5%)
    Aegon NV                                                                                     356,386     2,156,135
    Citigroup, Inc.                                                                              132,428       888,592
    Federated Investors, Inc.                                                                    147,800     2,506,688
    Investment Technology Group, Inc.*                                                           107,400     2,440,128
    JPMorgan Chase & Co.                                                                          67,140     2,116,924
                                                                                                          ------------
                                                                                                            10,108,467
                                                                                                          ------------
  Diversified Manufacturing (4.6%)
    Carlisle Cos., Inc.                                                                          187,100     3,872,970
    Crane Co.                                                                                    167,700     2,891,148
    Illinois Tool Works, Inc.                                                                    105,700     3,704,785
                                                                                                          ------------
                                                                                                            10,468,903
                                                                                                          ------------
  Electrical Equipment (1.3%)
    Baldor Electric Co.                                                                           77,300     1,379,805
    FLIR Systems, Inc.*                                                                           47,900     1,469,572
                                                                                                          ------------
                                                                                                             2,849,377
                                                                                                          ------------
  Food & Beverage (1.2%)
    The Coca-Cola Co.                                                                             62,000     2,806,740
                                                                                                          ------------
  Health Care (8.1%)
    Johnson & Johnson                                                                             79,800     4,774,434
    McKesson Corp.                                                                                85,900     3,326,907
    Medtronic, Inc.                                                                               82,300     2,585,866
    Merck & Co., Inc.                                                                             52,000     1,580,800
    Pfizer, Inc.                                                                                 268,800     4,760,448
    Zimmer Holdings, Inc.*                                                                        31,500     1,273,230
                                                                                                          ------------
                                                                                                            18,301,685
                                                                                                          ------------
  Industrial Conglomerates (1.5%)
    General Electric Co.                                                                         212,500     3,442,500
                                                                                                          ------------
  Machinery (0.2%)
    Cummins, Inc.                                                                                 14,200       379,566
                                                                                                          ------------
  Metals & Mining (1.1%)
    Alcoa, Inc.                                                                                  194,200     2,186,692
    Nucor Corp.                                                                                    6,800       314,160
                                                                                                          ------------
                                                                                                             2,500,852
                                                                                                          ------------
  Oil & Oil Services (4.7%)
    Royal Dutch Shell PLC ADR                                                                     82,050     4,343,727
    Tidewater, Inc.                                                                               79,550     3,203,479
    Valero Energy Corp.                                                                          138,700     3,001,468
                                                                                                          ------------
                                                                                                            10,548,674
                                                                                                          ------------
  Recreation (1.1%)
    Brunswick Corp.                                                                              166,400       700,544
    Mattel, Inc.                                                                                 111,700     1,787,200
                                                                                                          ------------
                                                                                                             2,487,744
                                                                                                          ------------
  Retail (4.3%)
    Bed Bath & Beyond, Inc.*                                                                     130,500     3,317,310
    Best Buy Co., Inc.                                                                           102,800     2,889,708
    Home Depot, Inc.                                                                             121,200     2,790,024
    Kohl's Corp.*                                                                                 18,900       684,180
                                                                                                          ------------
                                                                                                             9,681,222
                                                                                                          ------------
  Semiconductors (4.2%)
    Applied Materials, Inc.                                                                      247,500     2,507,175
    Intel  Corp.                                                                                 286,100     4,194,226
    Texas Instruments, Inc.                                                                      178,600     2,771,872
                                                                                                          ------------
                                                                                                             9,473,273
                                                                                                          ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                      Description                                               Shares       Value
------------------------------------------------------------------------------------------   ------------ ------------
COMMON STOCKS (55.0%) (Continued)
  Telecommunication Services (4.2%)
    Nokia Corp. ADR                                                                              197,500  $  3,081,000
    Telefonos de Mexico, Class L ADR                                                             200,100     4,190,094
    Telmex Internacional Sab de CV                                                               200,100     2,273,136
                                                                                                          ------------
                                                                                                             9,544,230
                                                                                                          ------------
  Transportation (2.5%)
    Norfolk Southern Corp.                                                                        56,600     2,663,030
    Werner Enterprises, Inc.                                                                     167,600     2,906,184
                                                                                                          ------------
                                                                                                             5,569,214
                                                                                                          ------------

      Total common stocks (cost: $165,784,349)                                                             124,522,365
                                                                                                          ------------

                                                                  Interest     Maturity       Principal
                                                                    Rate         Date          Amount
                                                                  --------     --------       ---------
LONG-TERM NOTES AND BONDS (38.6%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.6%)
    FHLMC                                                            5.200%    03/05/2019     $  300,000  $    301,940
    U.S. Treasury Bonds                                              4.500     05/15/2017        100,000       117,344
    U.S. Treasury Bonds                                              6.250     05/15/2030        225,000       338,344
    U.S. Treasury Bonds                                              5.375     02/15/2031      1,000,000     1,374,062
    U.S. Treasury Notes                                              4.250     01/15/2011        100,000       107,563
    U.S. Treasury Notes                                              5.000     02/15/2011        200,000       218,641
    U.S. Treasury Notes                                              5.125     06/30/2011      1,396,000     1,545,088
    U.S. Treasury Notes                                              4.625     02/15/2017      2,075,000     2,454,010
    U.S. Treasury Notes                                              6.000     02/15/2026        500,000       697,813
    U.S. Treasury Notes                                              4.750     05/31/2012        350,000       391,754
    U.S. Treasury Notes                                              4.500     02/28/2011      2,600,000     2,811,249
                                                                                                          ------------
                                                                                                            10,357,808
                                                                                                          ------------
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (19.6%)
    Banc of America Commercial Mortgage, Inc.,
      Ser. 2006-5, Cl. AaB                                           5.379     09/10/2047        500,000       387,176
    Bear Stearns Commercial Mortgage
      Securities, Ser. 2006-T24, Cl. AAB                             5.533     10/12/2041        450,000       335,037
    Bear Stearns Commercial Mortgage
      Securities, Ser. 2006-PW13, Cl. AaB                            5.530     09/11/2041        700,000       537,425
    Bear Stearns Commercial Mortgage
      Securities, Ser. 2006-PW14, Cl. A3                             5.209     12/11/2038        400,000       284,031
    Bear Stearns Commercial Mortgage
      Securities, Ser. 2007-PW15, Cl. AaB                            5.315     02/11/2044        350,000       248,021
    Bear Stearns Commercial Mortgage
      Securities, Ser. 2006-PW13, Cl. AAA                            5.518     09/11/2041        705,000       519,352
    Centerpoint Energy Transition Bond Co.,
      Ser. 2005-A, Cl. A2                                            4.970     08/01/2014        400,000       392,304
    CHN Equipment Trust Ser 2007-B A3A                               5.400     10/17/2011        600,000       589,970
    Citigroup Commercial Mortgage Trust,
      Ser. 2006-C5, Cl. AsB                                          5.413     10/15/2049        800,000       596,464

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                                                  Interest     Maturity       Principal
                    Description                                     Rate         Date          Amount        Value
-----------------------------------------------------------       --------     --------       ---------   ------------
LONG-TERM NOTES AND BONDS (38.6%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (19.6%) (continued)
    Commercial Mortgage PASS-THRU,
      Ser. 2006-C8, Cl. AAB                                          5.291%    12/10/2046     $  350,000  $    261,452
    Crown Castle Towers, Ser. 2006-1A, Cl. Afx                       5.245     11/15/2036        800,000       665,232
    CSFB Boston Mtge Secs Corp 2005-C6 A4                            5.230     12/15/2040      1,000,000       817,475
    CSFB, Ser. 2005-C5, Cl. Aab                                      5.100     08/15/2038        800,000       638,788
    FHLMC Gold Pool #A42908                                          6.000     02/01/2036        254,338       262,297
    FHLMC Gold Pool #A56247                                          6.000     01/01/2037        783,823       808,351
    FHLMC Gold Pool #A58278                                          5.000     03/01/2037        918,091       939,309
    FHLMC Gold Pool #A11823                                          5.000     08/01/2033        428,463       438,925
    FHLMC Gold Pool #A14499                                          6.000     10/01/2033        170,304       176,005
    FHLMC Gold Pool #A16641                                          5.500     12/01/2033        572,313       587,271
    FHLMC Gold Pool #A48197                                          6.500     01/01/2036        733,778       763,014
    FHLMC Gold Pool #A49346                                          6.500     05/01/2036        327,382       340,426
    FHLMC Gold Pool #A51101                                          6.000     07/01/2036        317,589       327,527
    FHLMC Gold Pool #A58965                                          5.500     04/01/2037      1,074,414     1,100,924
    FHLMC Gold Pool #A71576                                          6.500     01/01/2038        479,093       498,155
    FHLMC Gold Pool #B12969                                          4.500     03/01/2019        484,464       498,457
    FHLMC Gold Pool #B18146                                          5.000     04/01/2020        679,450       699,288
    FHLMC Gold Pool #B18179                                          5.000     04/01/2020      1,233,716     1,269,737
    FHLMC Gold Pool #B19462                                          5.000     07/01/2020        484,749       498,901
    FHLMC Gold Pool #C01086                                          7.500     11/01/2030         10,495        11,139
    FHLMC Gold Pool #C01271                                          6.500     12/01/2031         38,165        39,870
    FHLMC Gold Pool #C01302                                          6.500     11/01/2031         21,170        22,116
    FHLMC Gold Pool #C01676                                          6.000     11/01/2033        789,087       815,505
    FHLMC Gold Pool #C14872                                          6.500     09/01/2028         15,387        16,113
    FHLMC Gold Pool #C20853                                          6.000     01/01/2029        448,936       465,720
    FHLMC Gold Pool #C56017                                          6.500     03/01/2031        241,521       252,767
    FHLMC Gold Pool #C61802                                          5.500     12/01/2031        113,294       116,502
    FHLMC Gold Pool #C65255                                          6.500     03/01/2032         22,557        23,537
    FHLMC Gold Pool #C67071                                          6.500     05/01/2032         37,612        39,434
    FHLMC Gold Pool #C68790                                          6.500     07/01/2032         71,730        74,846
    FHLMC Gold Pool #C74741                                          6.000     12/01/2032         69,309        71,662
    FHLMC Gold Pool #C79886                                          6.000     05/01/2033        136,637       141,212
    FHLMC Gold Pool #E00543                                          6.000     04/01/2013         15,472        16,005
    FHLMC Gold Pool #E00878                                          6.500     07/01/2015         16,057        16,612
    FHLMC Gold Pool #E01007                                          6.000     08/01/2016         28,668        29,657
    FHLMC Gold Pool #E77962                                          6.500     07/01/2014         19,432        20,188
    FHLMC Gold Pool #E85127                                          6.000     08/01/2016         11,914        12,354
    FHLMC Gold Pool #E85353                                          6.000     09/01/2016         75,217        77,996
    FHLMC Gold Pool #E95159                                          5.500     03/01/2018        105,402       109,024
    FHLMC Gold Pool #E95734                                          5.000     03/01/2018        520,796       537,629
    FHLMC Gold Pool #G01477                                          6.000     12/01/2032        508,943       526,528
    FHLMC Gold Pool #G01727                                          6.000     08/01/2034      1,144,411     1,182,726
    FHLMC Gold Pool #G02060                                          6.500     01/01/2036        835,111       868,646
    FHLMC Gold Pool #G08016                                          6.000     10/01/2034        941,698       972,196
    FHLMC Gold Pool #G08087                                          6.000     10/01/2035        242,608       250,238
    FHLMC Gold Pool #G11753                                          5.000     08/01/2020        600,076       617,596
    FHLMC Gold Pool #J01380                                          5.500     03/01/2021        934,584       963,927

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                                                  Interest     Maturity       Principal
                    Description                                     Rate         Date          Amount        Value
-----------------------------------------------------------       --------     --------       ---------   ------------
LONG-TERM NOTES AND BONDS (38.6%) (continued)
  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (19.6%) (continued)
    FHLMC Gold Pool #J05930                                          5.500%    03/01/2021     $1,007,632  $  1,039,269
    FHLMC Series 2424 Class OG CMO                                   6.000     03/15/2017        376,933       394,792
    FHLMC Series 2835 Class MD CMO                                   4.500     08/15/2019        150,000       149,154
    FHLMC Series 2947 Class VA CMO                                   5.000     03/15/2016        359,008       370,699
    FHLMC Series 3020 Class VA CMO                                   5.500     11/15/2014        694,958       723,867
    FNCL Pool #915258                                                5.500     04/01/2037      1,686,653     1,730,905
    FNCL Pool #940624                                                6.000     08/01/2037      2,474,480     2,550,228
    FNMA CMO 2002-86 KM CMO                                          5.000     12/25/2017        350,000       354,410
    FNMA Pool #914468                                                5.500     04/01/2037      1,701,715     1,746,362
    FNMA Pool #945882                                                6.000     08/01/2037      2,116,984     2,181,789
    FNMA Pool #356565                                                5.500     09/01/2017        249,383       258,187
    FNMA Pool #357637                                                6.000     11/01/2034        630,248       650,364
    FNMA Pool #545929                                                6.500     08/01/2032         67,718        70,659
    FNMA Pool #555591                                                5.500     07/01/2033        174,186       178,983
    FNMA Pool #574922                                                6.000     04/01/2016          3,425         3,569
    FNMA Pool #579170                                                6.000     04/01/2016         19,717        20,542
    FNMA Pool #584953                                                7.500     06/01/2031          6,449         6,833
    FNMA Pool #651220                                                6.500     07/01/2032         28,975        30,234
    FNMA Pool #725793                                                5.500     09/01/2019        911,812       943,433
    FNMA Pool #910446                                                6.500     01/01/2037        378,714       393,782
    FNMA Pool #922224                                                5.500     12/01/2036        850,846       873,217
    FNMA Pool #936760                                                5.500     06/01/2037      1,223,878     1,255,988
    FNMA Pool# 942956                                                6.000     09/01/2037        850,155       876,179
    GNMA Pool #424578                                                6.500     04/15/2026         98,215       103,073
    GNMA Pool #425983                                                6.500     03/15/2026          9,570        10,043
    GNMA Pool #431962                                                6.500     05/15/2026         32,608        34,221
    GNMA Pool #436741                                                7.500     01/15/2027         22,279        23,609
    GNMA Pool #443216                                                8.000     07/15/2027         11,664        12,453
    GNMA Pool #479743                                                7.500     11/15/2030         20,211        21,418
    GNMA Pool #511778                                                7.500     11/15/2030         31,780        33,679
    GNMA Pool #542083                                                7.000     01/15/2031         65,441        69,200
    GNMA Pool #552466                                                6.500     03/15/2032         47,123        49,530
    GNMA Pool #555179                                                7.000     12/15/2031         16,596        17,549
    GNMA Pool #570323                                                6.000     02/15/2032         14,100        14,600
    GNMA Pool #574395                                                6.000     01/15/2032         61,061        63,227
    GE Capital Commercial Mortgage Corp.                             5.349     08/11/2036        500,000       454,052
    LBUBS Commercial Mortgage Trust,
      Ser. 2006-C7, Cl. A2                                           5.300     11/15/2038      1,200,000       983,145
    Merrill Lynch/CountryWide Commercial
      Mortgage Trust, Ser. 2007-5, Cl. AsB                           5.362     08/12/2048        350,000       246,989
    Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. Aab                5.325     12/15/2043        350,000       245,359
    Small Business Administration Participation
      Certificates, Ser. 2006-10A, Cl. 1                             5.524     03/10/2016        500,000       507,493
    Small Business Administration Participation
      Certificates, Ser. 2006-20C, Cl. 1                             5.570     03/01/2026        414,428       431,559
    TIAA Seasoned Commercial Mortgage Trust                          6.087     08/15/2039        650,000       559,796
                                                                                                          ------------
                                                                                                            44,457,499
                                                                                                          ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                                                  Interest     Maturity       Principal
                    Description                                     Rate         Date          Amount        Value
-----------------------------------------------------------       --------     --------       ---------   ------------
LONG-TERM NOTES AND BONDS (38.6%) (continued)
  CORPORATE OBLIGATIONS (14.4%)
    Aerospace & Defense (0.2%)
      L-3 Communications Corp.                                       6.125%    01/15/2014     $  500,000  $    453,750
                                                                                                          ------------
    Auto Rental (0.1%)
      ERAC USA Finance Co. Series 144A                               5.600     05/01/2015        200,000       147,548
                                                                                                          ------------
    Biotechnology (0.2%)
      Biogen Idec Inc.                                               6.000     03/01/2013        450,000       445,089
                                                                                                          ------------
    Commercial Banks (2.2%)
      Bank of America Corp.                                          7.400     01/15/2011          7,000         7,167
      Bank of Oklahoma                                               5.750     05/15/2017        400,000       354,550
      Bank One Corp.                                                 7.875     08/01/2010      1,007,000     1,055,486
      Citi Financial                                                 6.625     06/01/2015         75,000        69,549
      Citigroup Inc.                                                 8.400     04/29/2049        750,000       495,218
      First Union National Bank                                      7.800     08/18/2010          7,000         6,948
      J.P. Morgan Chase & Co.                                        6.750     02/01/2011          7,000         7,176
      Marshall & Ilsley Corp.                                        5.350     04/01/2011      1,000,000       904,924
      Merrill Lynch & Co Inc.                                        3.393     11/01/2011        450,000       393,562
      PNC Funding Corp.                                              5.125     12/14/2010        600,000       604,630
      State Street Bank & Trust                                      5.300     01/15/2016        400,000       390,985
      Union Bank of California                                       5.950     05/11/2016        750,000       601,952
      US Bank North America                                          6.375     08/01/2011          7,000         7,282
                                                                                                          ------------
                                                                                                             4,899,429
                                                                                                          ------------
    Computers - Software (0.1%)
      Computer Associates Inc. Series 144A                           5.625     12/01/2014        300,000       232,500
                                                                                                          ------------
    Consumer Products (0.3%)
      Kimberly-Clark                                                 6.625     08/01/2037        700,000       785,393
                                                                                                          ------------
    E&P Services (0.2%)
      Seacor Holdings, Inc.                                          5.875     10/01/2012        400,000       358,144
                                                                                                          ------------
    Electric (0.3%)
      EDP Finance BV                                                 6.000     02/02/2018        400,000       332,058
      ITC Holdings Corp.                                             6.050     01/31/2018        400,000       383,830
                                                                                                          ------------
                                                                                                               715,888
                                                                                                          ------------
    Electric Utility (1.2%)
      AEP Texas Central Trans Ser A-3                                5.090     07/01/2015        450,000       426,232
      Arizona Public Service Co.                                     6.375     10/15/2011        600,000       564,794
      DPL Inc.                                                       6.875     09/01/2011      1,000,000       983,977
      Entergy Gulf States, Inc.                                      4.875     11/01/2011        350,000       324,575
      NiSource Finance Corp.                                         7.875     11/15/2010        307,000       280,933
      Potomac Edison Co.                                             5.350     11/15/2014        300,000       261,448
                                                                                                          ------------
                                                                                                             2,841,959
                                                                                                          ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                                                  Interest     Maturity       Principal
                    Description                                     Rate         Date          Amount        Value
-----------------------------------------------------------       --------     --------       ---------   ------------
LONG-TERM NOTES AND BONDS (38.6%) (continued)
  CORPORATE OBLIGATIONS (14.4%) (continued)
    Finance Companies (0.6%)
      Ford Motor Credit Corp.                                        7.000%    10/01/2013     $  200,000  $    138,185
      General Electric Capital Corp.                                 6.375     11/15/2067        400,000       251,428
      General Electric Capital Corp.                                 7.375     01/19/2010          7,000         7,196
      Hartford Financial Services Group Inc.                         8.125     06/15/2038      1,000,000       526,498
      SLM Corp.                                                      4.500     07/26/2010        500,000       433,934
                                                                                                          ------------
                                                                                                             1,357,241
                                                                                                          ------------
    Food Products (0.9%)
      Dr. Pepper Snapple Group Inc.                                  6.820     05/01/2018      1,000,000       986,352
      General Mills Inc.                                             5.650     09/10/2012        500,000       510,368
      Kraft Foods Inc.                                               6.500     08/11/2017        500,000       502,571
                                                                                                          ------------
                                                                                                             1,999,291
                                                                                                          ------------
    Gas-Distribution (0.3%)
      Atmos Energy Corp.                                             4.950     10/15/2014        400,000       348,594
      Southwest Gas Corp.                                            7.625     05/15/2012        350,000       350,473
                                                                                                          ------------
                                                                                                               699,067
                                                                                                          ------------
    Health Care Services (0.2%)
      Quest Diagnostic Inc.                                          6.950     07/01/2037        450,000       384,876
                                                                                                          ------------
    Healthcare Equipment & Supplies (0.1%)
      Hospira, Inc.                                                  5.900     06/15/2014        300,000       265,305
                                                                                                          ------------
    Hotel/Lodging (0.1%)
      MGM Mirage                                                     5.875     02/27/2014        500,000       320,000
                                                                                                          ------------
    Independent Energy (0.2%)
      Pioneer Natual Resource                                        7.200     01/15/2028        400,000       251,708
      Union Pacific Resources                                        7.050     05/15/2018        250,000       234,214
                                                                                                          ------------
                                                                                                               485,922
                                                                                                          ------------
    Insurance (0.3%)
      Nationwide Financial Services                                  6.250     11/15/2011        300,000       280,984
      Willis North America, Inc.                                     6.200     03/28/2017        500,000       346,393
                                                                                                          ------------
                                                                                                               627,377
                                                                                                          ------------
    Integrated Energy (0.0%)
      Conocophilips Company                                          8.750     05/25/2010          7,000         7,378
                                                                                                          ------------
    Iron/Steel (0.7%)
      Allegheny Technologies Inc.                                    8.375     12/15/2011      1,000,000     1,064,359
      Reliance Steel & Aluminum Co.                                  6.850     11/15/2036        600,000       448,349
                                                                                                          ------------
                                                                                                             1,512,708
                                                                                                          ------------
    Leisure Time (0.1%)
      Royal Caribbean Cruises Ltd.                                   6.875     12/01/2013        400,000       224,000
                                                                                                          ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                                                  Interest     Maturity       Principal
                    Description                                     Rate         Date          Amount        Value
-----------------------------------------------------------       --------     --------       ---------   ------------
LONG-TERM NOTES AND BONDS (38.6%) (continued)
  CORPORATE OBLIGATIONS (14.4%) (continued)
    Media (1.0%)
      Aol Time Warner, Inc.                                          6.750%    04/15/2011     $  157,000  $    153,291
      British Sky Broadcasting Group PLC                             6.100     02/15/2018        450,000       369,495
      TCI Communications Inc.                                        7.875     02/15/2026      1,050,000     1,089,533
      Time Warner Cable Inc.                                         6.550     05/01/2037        600,000       574,879
      Viacom, Inc.                                                   6.625     05/15/2011          7,000         6,203
                                                                                                          ------------
                                                                                                             2,193,401
                                                                                                          ------------
    Metal Fabricate/Hardware (0.2%)
      Commercial Metals Co.                                          7.350     08/15/2018        700,000       560,494
                                                                                                          ------------
    Metals & Mining (0.4%)
      Vulcan Materials                                               5.600     11/30/2012        400,000       345,792
      Xstrata Finance Canada Ltd.                                    5.500     11/16/2011        700,000       546,947
                                                                                                          ------------
                                                                                                               892,739
                                                                                                          ------------
    Office Furnishings (0.1%)
      Steelcase, Inc.                                                6.500     08/15/2011        350,000       329,604
                                                                                                          ------------
    Oil & Gas-Production/Pipeline (1.1%)
      El Paso Natural Gas                                            7.625     08/01/2010        300,000       287,806
      Questar Pipeline Co.                                           5.830     02/01/2018        400,000       369,759
      Southern Natural Gas                                           5.900     04/01/2017        600,000       475,474
      Southern Star Central Corp.                                    6.750     03/01/2016        375,000       311,250
      Transcont Gas Pipe Corp.                                       8.875     07/15/2012        400,000       390,357
      Valero Energy Corp.                                            6.625     06/15/2037        500,000       367,752
      Williams Partners LP/Williams Partners Fin. Corp.              7.250     02/01/2017        550,000       434,500
                                                                                                          ------------
                                                                                                             2,636,898
                                                                                                          ------------
    Oil and Gas (0.3%)
      Berry Petroleum Co.                                            8.250     11/01/2016        400,000       216,000
      Murphy Oil Corp.                                               7.050     05/01/2029        400,000       373,446
                                                                                                          ------------
                                                                                                               589,446
                                                                                                          ------------
    Packaging (0.2%)
      Pactiv Corp.                                                   6.400     01/15/2018        450,000       374,727
                                                                                                          ------------
    Paper and Forest Products (0.1%)
      Abitibi-Consolidated, Inc.                                     8.850     08/01/2030        200,000        15,000
      Weyerhaeuser Co.                                               7.375     03/15/2032        300,000       194,775
                                                                                                          ------------
                                                                                                               209,775
                                                                                                          ------------
    Pharmaceuticals (0.7%)
      AmerisourceBergen Corp.                                        5.875     09/15/2015        685,000       598,679
      Medco Health Solutions Inc.                                    6.125     03/15/2013      1,000,000       932,503
                                                                                                          ------------
                                                                                                             1,531,182
                                                                                                          ------------
    Real Estate (0.1%)
      Nationwide Health Properties Inc.                              6.250     02/01/2013        400,000       344,330
                                                                                                          ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                                                  Interest     Maturity       Principal
                    Description                                     Rate         Date          Amount        Value
-----------------------------------------------------------       --------     --------       ---------   ------------
LONG-TERM NOTES AND BONDS (38.6%) (continued)
  CORPORATE OBLIGATIONS (14.4%) (continued)
    Telecommunication Services (1.6%)
      America Movil SAB de CV                                        5.625%    11/15/2017     $  400,000  $    355,612
      AT&T Wireless Services, Inc.                                   7.875     03/01/2011        507,000       524,868
      AT&T Wireless Services, Inc.                                   6.250     03/15/2011          7,000         7,157
      AT&T Wireless Services, Inc.                                   5.500     02/01/2018        450,000       454,781
      British Telecom Plc                                            8.625     12/15/2010          7,000         7,201
      Deutsche Telekom International                                 8.500     06/15/2010        682,000       702,509
      Rogers Wireless Inc.                                           6.375     03/01/2014        625,000       594,123
      Sprint Capital Corp.                                           7.625     01/30/2011          7,000         5,845
      Sprint Capital Corp.                                           8.750     03/15/2032        400,000       270,000
      Telecom Italia Capital SA                                      6.999     06/04/2018        400,000       324,500
      Verizon Communications                                         6.940     04/15/2028        350,000       323,880
      Verizon Global Funding Corp.                                   7.250     12/01/2010          7,000         7,339
                                                                                                          ------------
                                                                                                             3,577,815
                                                                                                          ------------
    Transportation (0.3%)
      Fedex Corp.                                                    7.110     01/02/2014        610,917       616,311
                                                                                                          ------------
    Miscellaneous (0.0%)
      Inter-American Development Bank                                7.375     01/15/2010          7,000         7,402
      Quebec Province                                                6.125     01/22/2011          7,000         7,372
                                                                                                          ------------
                                                                                                                14,774
                                                                                                          ------------

      Total corporate obligations (cost: $37,382,917)                                                       32,634,361
                                                                                                          ------------
      Total long-term notes and bonds (cost: $91,915,712)                                                   87,449,668
                                                                                                          ------------


                                                                                                Shares
                                                                                               ---------
SHORT-TERM NOTES AND BONDS (0.7%)
  CORPORATE OBLIGATIONS (0.6%)
    Chemicals (0.0%)
      E.I. Du Pont De Nemours Co.                                    6.875     10/15/2009          7,000         7,173
                                                                                                          ------------
    Commercial Services & Supplies (0.2%)
      Waste Management, Inc.                                         6.875     05/15/2009        300,000       298,607
                                                                                                          ------------
    Finance Companies (0.2%)
      Merrill Lynch & Co.                                            6.000     02/17/2009          7,000         7,002
    National Rural Utilities.                                        5.750     08/28/2009        500,000       503,224
                                                                                                          ------------
                                                                                                               510,226
                                                                                                          ------------
    Real Estate (0.2%)
      New Plan Excel Realty Trust                                    7.400     09/15/2009        200,000        90,000
      Simon Property Group LP                                        3.750     01/30/2009        300,000       297,604
                                                                                                          ------------
                                                                                                               387,604
                                                                                                          ------------


                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

                                                                  Interest     Maturity
                    Description                                     Rate         Date          Shares        Value
-----------------------------------------------------------       --------     --------       ---------   ------------
SHORT-TERM NOTES AND BONDS (0.7%) (continued)
  CORPORATE OBLIGATIONS (0.6%) (continued)
    Retail (0.0%)
      Wal-Mart                                                       6.875%    08/10/2009     $    7,000  $      7,210
                                                                                                          ------------
        Total commercial paper (cost: $1,326,942)                                                            1,210,820
                                                                                                          ------------

  U.S. GOVERNMENT & AGENCY OBLIGATIONS (0.1%)
    U.S. Treasury Notes                                              3.875     05/15/2009        300,000       304,067
                                                                                                          ------------
        Total U.S. government & agency obligations (cost: $298,854)                                            304,067
                                                                                                          ------------
        Total short-term notes and bonds (cost: $1,625,796)                                                  1,514,887
                                                                                                          ------------
MONEY MARKET MUTUAL FUNDS (2.0%)
    Dreyfus Treasury Cash Management                                                           4,470,000     4,470,000
                                                                                                          ------------
        Total money market mutual funds (cost: $4,470,000)                                                   4,470,000
                                                                                                          ------------
MUTUAL FUNDS (3.2%)
    iShares S&P 500 Growth Index Fund                                                             47,800     2,147,654
    iShares Trust Russell 1000 Growth Index Fund                                                  57,600     2,134,656
    Vanguard Growth Index Fund                                                                   159,200     2,992,960
                                                                                                          ------------
        Total mutual funds (cost: $11,071,124)                                                               7,275,270
                                                                                                          ------------

TOTAL INVESTMENTS (99.5%) (COST: $274,866,981)                                                             225,232,190

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                                                                 1,070,646
                                                                                                          ------------

NET ASSETS (100.0%)                                                                                       $226,302,836
                                                                                                          ============

Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

* Non-Income producing securities.

The interest rate for short-term notes reflects the yields for those securities as of December 31, 2008.

Percentages shown are based on net assets.

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (Continued)
                                DECEMBER 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                                      Investments       Other Financial
                Valuation inputs                     in Securities        Instruments*
                ----------------                     -------------      ---------------
Level 1 - Quoted prices                              $ 136,267,635      $             -
Level 2 - Other significant observable inputs           88,964,555                    -
Level 3 - Significant unobservable inputs                        -                    -
                                                     -------------      ---------------
Total                                                $ 225,232,190      $             -
                                                     =============      ===============

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and December 31, 2007, the Portfolio did not use significant unobservable inputs (Level 3) in determining the valuation of investments.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                          SOCIALLY RESPONSIVE PORTFOLIO
                                DECEMBER 31, 2008

                                      Description                                               Shares      Value
------------------------------------------------------------------------------------------   ------------ ----------
COMMON STOCKS (90.7%)
  Aerospace & Defense (2.8%)
    General Dynamics Corp.                                                                          350   $   20,157
    Precision Castparts Corp.                                                                     1,100       65,428
                                                                                                          ----------
                                                                                                              85,585
                                                                                                          ----------
  Apparel (4.5%)
    Columbia Sportswear Co.                                                                       2,100       74,277
    Wolverine World Wide, Inc.                                                                    3,050       64,172
                                                                                                          ----------
                                                                                                             138,449
                                                                                                          ----------
  Automotive Components (1.2%)
    Harley-Davidson, Inc.                                                                         2,200       37,334
                                                                                                          ----------
  Chemicals (1.5%)
    Dow Chemical Co.                                                                              3,000       45,270
                                                                                                          ----------

  Commercial Services (1.0%)
    MPS Group, Inc.*                                                                              2,000       15,060
    Robert Half International, Inc.                                                                 800       16,656
                                                                                                          ----------
                                                                                                              31,716
                                                                                                          ----------
  Computer Hardware & Software (7.3%)
    Autodesk, Inc.*                                                                               1,800       35,370
    Cisco Systems, Inc.*                                                                          4,850       79,055
    Dell Inc.*                                                                                    3,900       39,936
    Hewlett-Packard Co.                                                                           1,900       68,951
                                                                                                          ----------
                                                                                                             223,312
                                                                                                          ----------
  Diversified Financial Services (7.4%)
    Aegon NV                                                                                      7,077       42,816
    Citigroup, Inc.                                                                               2,700       18,117
    Federated Investors, Inc.                                                                     3,696       62,684
    Investment Technology Group, Inc.*                                                            2,450       55,664
    JPMorgan Chase & Co.                                                                          1,550       48,872
                                                                                                          ----------
                                                                                                             228,153
                                                                                                          ----------
  Diversified Manufacturing (7.7%)
    Carlisle Cos., Inc.                                                                           4,300       89,010
    Crane Co.                                                                                     3,850       66,374
    Illinois Tool Works, Inc.                                                                     2,350       82,368
                                                                                                          ----------
                                                                                                             237,752
                                                                                                          ----------
  Electrical Equipment (2.4%)
    Baldor Electric Co.                                                                           2,000       35,700
    FLIR Systems, Inc.*                                                                           1,200       36,816
                                                                                                          ----------
                                                                                                              72,516
                                                                                                          ----------
  Food & Beverage (2.7%)
    The Coca-Cola Co.                                                                             1,850       83,750
                                                                                                          ----------
  Health Care (9.9%)
    McKesson Corp.                                                                                1,900       73,587
    Medtronic, Inc.                                                                               2,150       67,553
    Merck & Co., Inc.                                                                             2,950       89,679
    Zimmer Holdings, Inc.*                                                                        1,825       73,767
                                                                                                          ----------
                                                                                                             304,586
                                                                                                          ----------
  Industrial Conglomerates (2.3%)
    General Electric Co.                                                                          4,300       69,660
                                                                                                          ----------
  Machinery (0.3%)
    Cummins, Inc.                                                                                   300        8,019
                                                                                                          ----------
  Metals & Mining (1.9%)
    Alcoa, Inc.                                                                                   4,650       52,359
    Nucor Corp.                                                                                     100        4,620
                                                                                                          ----------
                                                                                                              56,979
                                                                                                          ----------
  Oil & Oil Services (8.3%)
    Royal Dutch Shell PLC ADR                                                                     1,900      100,585
    Tidewater, Inc.                                                                               2,300       92,621
    Valero Energy Corp.                                                                           2,850       61,674
                                                                                                          ----------
                                                                                                             254,880
                                                                                                          ----------
  Recreation (2.3%)
    Brunswick Corp.                                                                               4,000       16,840
    Mattel, Inc.                                                                                  3,250       52,000
                                                                                                          ----------
                                                                                                              68,840
                                                                                                          ----------
  Retail (9.3%)
    Bed Bath & Beyond, Inc.*                                                                      2,850       72,447
    Best Buy Co., Inc.                                                                            2,150       60,437
    BJ's Wholesale Club, Inc.*                                                                      600       20,556
    Home Depot, Inc.                                                                              3,400       78,267
    Kohl's Corp.*                                                                                 1,500       54,300
                                                                                                          ----------
                                                                                                             286,007
                                                                                                          ----------
  Semiconductors (6.7%)
    Applied Materials, Inc.                                                                       6,150       62,300
    Intel Corp.                                                                                   5,700       83,562
    Texas Instruments, Inc.                                                                       3,900       60,528
                                                                                                          ----------
                                                                                                             206,390
                                                                                                          ----------
  Telecommunication Services (6.9%)
    Nokia Corp. ADR                                                                               4,950       77,220
    Telefonos de Mexico, Class L ADR.                                                             4,400       92,136
    Telmex Internacional Sab de CV                                                                3,800       43,168
                                                                                                          ----------
                                                                                                             212,524
                                                                                                          ----------
  Transportation (4.3%)
    Norfolk Southern Corp.                                                                        1,400       65,870
    Werner Enterprises, Inc.                                                                      3,800       65,892
                                                                                                          ----------
                                                                                                             131,762
                                                                                                          ----------
        Total common stocks
        (cost: $4,434,144)                                                                                 2,783,484
                                                                                                          ----------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                    SOCIALLY RESPONSIVE PORTFOLIO (continued)
                                DECEMBER 31, 2008

                                      Description                                               Shares      Value
------------------------------------------------------------------------------------------   ------------ ----------
MONEY MARKET MUTUAL FUNDS (3.8%)
    Dreyfus Institutional Reserves Treasury Fund                                                115,000   $  115,000
                                                                                                          ----------
        Total money market mutual funds (cost: $115,000)                                                     115,000
                                                                                                          ----------

TOTAL INVESTMENTS (94.5%) (COST: $4,549,144)                                                               2,898,484

OTHER ASSETS IN EXCESS OF LIABILITIES (5.5%)                                                                 170,036
                                                                                                          ----------

NET ASSETS (100.0%)                                                                                       $3,068,520
                                                                                                          ==========

* Non-Income producing securities.
Percentages shown are based on net assets.

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                    SOCIALLY RESPONSIVE PORTFOLIO (continued)
                                DECEMBER 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio's assets carried at fair value:

                                                      Investments       Other Financial
                Valuation inputs                     in Securities        Instruments*
                ----------------                     -------------      ---------------
Level 1 - Quoted prices                              $   2,898,484      $             -
Level 2 - Other significant observable inputs                    -                    -
Level 3 - Significant unobservable inputs                        -                    -
                                                     -------------      ---------------
Total                                                $   2,898,484      $             -
                                                     =============      ===============

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and December 31, 2007, the Portfolio did not use significant unobservable inputs (Level 3) in determining the valuation of investments.

                          NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio, hereinafter, referred to as Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

    CLASS O AND ADVISOR CLASS SHARES
    The Fund issues Class O shares and Advisor Class shares of common stock relating to the same investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid pursuant to the 12b-1 distribution plan.

    DISTRIBUTION AND SERVICING (12B-1) PLAN
    Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm.

    INVESTMENTS
    Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under supervision of the Board of Directors. Certain securities may be priced using a matrix price as provided by a pricing vendor. U.S. Government obligations are valued at the latest bid price; however, short-term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of the valuation.

    The Money Market Portfolio securities are valued at amortized cost. The Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) is responsible for reviewing this method of valuation to ensure that the Portfolio's securities are reflected at their fair value.

    Security transactions are recorded on the trade date. Realized gains and losses are determined on specific identification basis.

    Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    INCOME AND EXPENSE
    Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis and are allocated among the portfolios and share classes based on relative net assets or another appropriate allocation method. However, distribution fees are charged only to Advisor Class shares.

    TAXES
    The Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund's policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

    DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
    For the Money Market Portfolio, dividends from net investment income are declared and paid daily. Also, if applicable, capital gain distributions are declared and paid annually. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

    ESTIMATES
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  RELATED PARTY TRANSACTIONS

    On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2008, AUL's investment at value in the Socially Responsive Portfolio Class O shares and Advisor Class shares is $1,174,404 and $1,163,579, respectively, representing 76% of the portfolio.

    The Fund has an investment advisory agreement with AUL to act as its investment advisor. Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value                                    0.50%
Money Market                             0.40%
Investment Grade Bond                    0.50%
Asset Director                           0.50%
Socially Responsive                      0.70%

    For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% (1.3% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2008, no expenses have been waived.

    For the Socially Responsive Portfolio, AUL has agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses of the Portfolio exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction.

Year Waived               Amount Waived               Final Recoupment Year
-----------               -------------               ---------------------
   2006                      $85,157                           2009
   2007                      $81,817                           2010
   2008                      $66,884                           2011

    As of December 31, 2008, $8,148 in waived fees is due from AUL. AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred during the year ended December 31, 2008 were $4,766,637.

    The Fund has agreed to pay AUL a plan fee as prescribed by Rule 12b-1 under the 1940 Act. The plan fee is used by AUL to pay Authorized Firms for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2008 for all portfolios was $330,832.

3.  OTHER SERVICE AGREEMENTS
    The Fund has agreements with The BNY Mellon Asset Servicing (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with Unified Fund Services, Inc. (Unified) whereby Unified serves as the fund transfer agent.

4.  INVESTMENT TRANSACTIONS
    Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2008 were:

                                                                 Portfolio
                                     ----------------------------------------------------------------
                                                                 Investment     Asset       Socially
                                         Value     Money Market  Grade Bond    Director    Responsive
                                     ------------  ------------ ------------ ------------  ----------
Common Stock:
  Purchases                          $ 31,249,864  $          - $     35,794 $ 40,030,673  $  564,330
  Proceeds from sales                  66,251,322             -    1,525,482   32,488,791     978,352
Corporate Bonds:
  Purchases                                     -             -   28,379,945   19,931,545           -
  Proceeds from sales and maturities            -             -   13,591,014   11,047,225           -
Government Bonds:
  Purchases                                     -             -    4,864,098    2,417,753           -
  Proceeds from sales and maturities            -             -   11,790,046   19,352,812           -

Common stock activity includes mutual fund trades.

5.  AUTHORIZED CAPITAL SHARES
    The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:

Value Portfolio - Class O                           25,000,000
Value Portfolio - Advisor Class                     12,000,000
Money Market Portfolio - Class O                   400,000,000
Money Market Portfolio - Advisor Class              80,000,000
Investment Grade Bond Portfolio - Class O           25,000,000
Investment Grade Bond Portfolio - Advisor Class     12,000,000
Asset Director Portfolio - Class O                  36,000,000
Asset Director Portfolio - Advisor Class            12,000,000
Socially Responsive Portfolio - Class O              5,000,000
Socially Responsive Portfolio - Advisor Class        5,000,000
                                                   -----------
                                                   612,000,000
                                                   ===========

6.  UNREALIZED APPRECIATION (DEPRECIATION)
    Unrealized appreciation (depreciation) for tax purposes at December 31, 2008, is:

                                                                                      Net
                                                                                  Unrealized
                                    Federal       Unrealized      Unrealized      Appreciation/
                                    Tax Cost     Appreciation    Depreciation    (Depreciation)
                                 -------------   ------------   --------------   --------------
Value                            $ 280,508,316   $ 16,395,385   $  (88,541,372)  $  (72,145,987)
Money Market                       288,440,360              -                -                -
Investment Grade Bond              138,750,180      3,306,392      (11,264,395)      (7,958,003)
Asset Director                     274,970,762     16,503,888      (66,242,460)     (49,738,572)
Socially Responsive                  4,552,434         76,727       (1,730,677)      (1,653,950)

    The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes as of December 31, 2008, is as follows:

Asset Director                                          $105,465
Socially Responsive                                        3,290

7. SHAREHOLDERS
   Shares outstanding at December 31, 2008, are:

                                                       Portfolio
                               ---------------------------------------------------------
                                           Value                     Money Market
                               ---------------------------   ---------------------------
                                 Class O     Advisor Class     Class O     Advisor Class
                               -----------   -------------   -----------   -------------
AUL                                      -               -             -               -
AUL American Unit Trust          3,471,080         262,210    35,215,180       6,800,353
AUL Group Retirement
 Annuity Separate Account II     3,320,470       1,011,587   153,546,825      35,167,689
AUL Pooled Separate Accounts     3,195,021               -     1,017,691               -
AUL American Individual
 Unit Trust                        440,469               -     6,318,424               -
AUL American Individual
 Variable Annuity Unit Trust     2,547,390               -    44,813,310               -
AUL American Individual
 Variable Life Unit Trust          506,335               -     6,638,704               -
                               -----------   -------------   -----------   -------------
                                13,480,765       1,273,797   247,550,134      41,968,042
                               ===========   =============   ===========   =============

                                                       Portfolio
                               ---------------------------------------------------------
                                   Investment Grade Bond           Asset Director
                               ---------------------------   ---------------------------
                                 Class O     Advisor Class     Class O     Advisor Class
                               -----------   -------------   -----------   -------------
AUL                                      -               -             -               -
AUL American Unit Trust          1,789,620         163,109     4,875,001         588,440
AUL Group Retirement
 Annuity Separate Account II     3,736,528         287,108     5,902,492       2,178,302
AUL Pooled Separate Accounts     1,812,736               -             -               -
AUL American Individual
 Unit Trust                        266,400               -       397,997               -
AUL American Individual
 Variable Annuity Unit Trust     4,374,964               -     3,034,743               -
AUL American Individual
 Variable Life Unit Trust          525,539               -       532,230               -
                               -----------   -------------   -----------   -------------
                                12,505,787         450,217    14,742,463       2,766,742
                               ===========   =============   ===========   =============

                                   Socially Responsive
                               ---------------------------
                                 Class O     Advisor Class
                               -----------   -------------
AUL                                182,361         180,680
AUL American Unit Trust             37,852          33,609
AUL Group Retirement
 Annuity Separate Account II        34,837           7,403
AUL Pooled Separate Accounts             -               -
AUL American Individual
 Unit Trust                              -               -
AUL American Individual
 Variable Annuity Unit Trust             -               -
AUL American Individual
 Variable Life Unit Trust                -               -
                               -----------   -------------
                                   255,050         221,692
                               ===========   =============

8.  FEDERAL TAX INFORMATION
    The tax components of dividends paid for the years ending December 31, 2008 and December 31, 2007 were as follows:

                                           Value                     Money Market
                               ---------------------------   ---------------------------
                                 12/31/08       12/31/07       12/31/08       12/31/07
                               ------------   ------------   ------------   ------------
Ordinary income                $  6,395,232   $  6,029,349   $  5,411,796   $  10,622,818
Long-term capital gains          12,264,920     24,455,639              -               -

                                  Investment Grade Bond             Asset Director
                               ---------------------------   ---------------------------
                                 12/31/08       12/31/07       12/31/08       12/31/07
                               ------------   ------------   ------------   ------------
Ordinary income                $  7,137,381   $  6,351,511   $  9,353,110   $  8,709,896
Long-term capital gains                   -              -      5,098,199     10,165,692

                                   Socially Responsive
                               ----------------------------
                                 12/31/08        12/31/07
                               ------------    ------------
Ordinary income                $     51,074    $     62,734
Long-term capital gains                   -          26,442

    As of December 31, 2008, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

                                                         Investment                    Socially
                                  Value    Money Market   Grade Bond   Asset Director  Responsive
                               ----------- ------------   ----------   --------------  ----------
Undistributed ordinary income  $         - $      2,650   $       71   $        1,821  $      323
Undistributed long-term gain             -            -            -                -           -

    Undistributed ordinary income amounts include distributions from short-term capital gains.

    For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2008 which are available to offset future capital gains, if any, to the extent allowed by the Internal Revenue Code. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. During the year ended December 31, 2008, the Investment Grade Bond Portfolio utilized capital loss carryforwards of $297,500 to offset realized gains.

                                      Capital Loss
                                      Carryforward    Expiration
                                      ------------    ----------
Investment Grade Bond Portfolio       $    934,881       2014
Investment Grade Bond Portfolio            218,680       2015
Money Market Portfolio                          40       2013
Money Market Portfolio                          81       2016
Socially Responsive Portfolio              108,794       2016

    Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The following deferred post-October losses in the noted amount during 2008.

Value Portfolio                                       1,576,312
Investment Grade Bond Portfolio                           8,300
Asset Director Portfolio                                342,066
Socially Responsive Portfolio                             5,285

    The Fund has no Internal Revenue Service or state examinations in progress and none are expected at this time.

    Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertainties that would impact the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9.  INDEMNIFICATIONS
    Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10. OTHER
    On October 10, 2008, the Board authorized the Money Market Portfolio to apply for participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Subject to certain conditions and limitations, in the event that the per share value of the Money Market Portfolio falls below $0.995 and liquidates its holdings, the Program will provide coverage to shareholders for up to $1.00 per share for the lesser of either the number of shares the investor held at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

    Participation in the initial three months of the Program (i.e. until December 18, 2008) required a non-refundable payment to the U.S. Department of the Treasury in the amount of 0.01% based on the number of outstanding shares of the Money Market Portfolio as of September 19, 2008. This expense was borne by the Advisor. The Advisor paid $26,462 to participate in the Program.

    On December 4, 2008, the Money Market Portfolio extended its participation in the Program until April 30, 2009 and on December 5, 2008, paid a premium of $39,692, equivalent to 0.015% of the outstanding shares as of September 19, 2008. This expense will be borne by the Money Market Portfolio and amortized through April 30, 2009.

11. RISKS AND CONTINGENCIES
    The Fund may invest in mortgage related and other asset-backed securities. These securities include mortgage pass-through securities ("MBS"), collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

    U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

    In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund have unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments.

12. NEW ACCOUNTING PRONOUNCEMENTS
    Effective January, 2008, the Fund adopted the Financial Accounting Standards Board ("FASB") Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The adoption had no impact on the Fund's net asset value.

    In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. The Fund does not currently own any derivatives instruments, therefore does not expect additional disclosure will be required upon adoption.

    On September 12, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4 ("FSP 133-1 and FIN 45-4"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161". FSP 133-1 and FIN 45-4 are effective for reporting periods (annual or interim) ending after November 15, 2008. The Fund does not currently own any derivative instruments, therefore additional disclosure was not required upon adoption.

(This Page Intentionally Left Blank)

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                          VALUE PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.44     $     0.40     $     0.39     $     0.29     $     0.23
Net gain (loss) on investments                          (9.67)          0.55           2.98           2.11           3.10
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (9.23)          0.95           3.37           2.40           3.33
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.48)         (0.42)         (0.39)         (0.29)         (0.18)
 Realized gain                                          (0.92)         (1.68)         (1.79)         (1.59)         (1.07)
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                (10.63)         (1.15)          1.19           0.52           2.08
Net asset value at beginning of year                    24.81          25.96          24.77          24.25          22.17
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    14.18     $    24.81     $    25.96     $    24.77     $    24.25
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (36.9%)          3.6%          13.5%           9.9%          15.0%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $ 191,208      $  358,686     $  386,081     $  355,415     $  326,227

Ratio to average net assets:
 Expenses                                              0.59%           0.58%          0.59%          0.61%          0.60%
 Net investment income                                 2.12%           1.44%          1.47%          1.18%          1.00%

Portfolio turnover rate                                  11%             11%            12%            17%            19%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                        VALUE PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.38     $     0.32     $     0.32     $     0.23     $     0.18
Net gain (loss) on investments                          (9.58)          0.54           2.94           2.10           3.06
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (9.20)          0.86           3.26           2.33           3.24
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.42)         (0.34)         (0.33)         (0.25)         (0.15)
 Realized gain                                          (0.92)         (1.68)         (1.79)         (1.59)         (1.07)
                                                   ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                                (10.54)         (1.16)          1.14           0.49           2.02
Net asset value at beginning of year                    24.63          25.79          24.65          24.16          22.14
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    14.09     $    24.63     $    25.79     $    24.65      $   24.16
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (37.1%)          3.3%          13.2%           9.6%          14.6%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $   17,949     $   29,688     $   24,222     $    9,863     $    2,062

Ratio to average net assets:
 Expenses                                               0.90%          0.88%          0.88%          0.92%          0.90%
 Net investment income                                  1.84%          1.15%          1.22%          0.90%          0.82%

Portfolio turnover rate                                   11%            11%            12%            17%            19%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

  The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                      MONEY MARKET PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $    0.021     $    0.047     $    0.045     $    0.027     $    0.009
Net gain (loss) on investments                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       0.021          0.047          0.045          0.027          0.009
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                 (0.021)        (0.047)        (0.045)        (0.027)        (0.009)

Net increase (decrease)                                     -              -              -              -              -
Net asset value at beginning of year                     1.00           1.00           1.00           1.00           1.00
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN**                                           2.1%           4.8%           4.6%           2.7%           0.9%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $  247,550     $  201,056     $  195,104     $  179,484     $  190,589

Ratio to average net assets:
 Expenses                                               0.49%          0.50%          0.50%          0.51%          0.51%
 Net investment income                                  2.10%          4.70%          4.49%          2.69%          0.85%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                   MONEY MARKET PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $    0.018     $    0.044     $    0.042     $    0.025     $    0.006
Net gain (loss) on investments                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       0.018          0.044          0.042          0.025          0.006
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                 (0.018)        (0.044)        (0.042)        (0.025)        (0.006)

Net increase (decrease)                                     -              -              -              -              -
Net asset value at beginning of year                     1.00           1.00           1.00           1.00           1.00
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                           1.9%           4.5%           4.3%           2.4%           0.6%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $   41,968     $   36,655     $   18,821     $   11,081     $    4,148

Ratio to average net assets:
 Expenses                                               0.79%          0.80%          0.80%          0.81%          0.80%
 Net investment income                                  1.80%          4.38%          4.24%          2.50%          0.78%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                   INVESTMENT GRADE BOND PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.56     $     0.54     $     0.53     $     0.46     $     0.46
Net gain (loss) on investments                          (0.68)          0.15          (0.11)         (0.21)         (0.01)
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (0.12)          0.69           0.42           0.25           0.45
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.58)         (0.54)         (0.58)         (0.46)         (0.42)
 Realized gain                                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                 (0.70)          0.15          (0.16)         (0.21)          0.03
Net asset value at beginning of year                    10.89          10.74          10.90          11.11          11.08
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                    $    10.19     $    10.89     $    10.74     $    10.90     $    11.11
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          (1.0%)          6.4%           3.8%           2.1%           4.1%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $ 127,495      $ 131,941       $ 124,630     $  143,020     $  140,848

Ratio to average net assets:
 Expenses                                              0.64%          0.65%           0.64%          0.64%          0.66%
 Net investment income                                 5.14%          4.98%           4.86%          4.10%          4.09%

Portfolio turnover rate                                  20%            61%             67%            35%            55%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.52     $     0.51     $     0.50     $     0.43     $     0.42
Net gain (loss) on investments                          (0.66)          0.13          (0.11)         (0.22)             -
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (0.14)          0.64           0.39           0.21           0.42
                                                   ----------     ----------     ----------     ----------     ----------
Shareholder distributions
 Net investment income                                  (0.55)         (0.50)         (0.55)         (0.43)         (0.39)
 Realized gain                                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                 (0.69)          0.14          (0.16)         (0.22)          0.03
Net asset value at beginning of year                    10.86          10.72          10.88          11.10          11.07
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    10.17     $    10.86     $    10.72    $     10.88     $    11.10
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          (1.2%)          6.1%           3.5%           1.8%           3.8%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $    4,578    $     3,785     $    3,515    $     2,997     $     2,270

Ratio to average net assets:
 Expenses                                               0.94%          0.95%          0.94%          0.94%          0.96%
 Net investment income                                  4.86%          4.68%          4.58%          3.81%          3.76%

Portfolio turnover rate                                   20%            61%            67%            35%            55%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                      ASSET DIRECTOR PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.52     $     0.50     $     0.46     $     0.35     $     0.30
Net gain (loss) on investments                          (5.26)          0.45           1.43           1.02           1.63
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (4.74)          0.95           1.89           1.37           1.93
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.57)         (0.49)         (0.44)         (0.33)         (0.29)
 Realized gain                                          (0.33)         (0.60)         (0.78)         (0.67)         (0.75)
                                                   ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                                 (5.64)         (0.14)          0.67           0.37           0.89
Net asset value at beginning of year                    18.57          18.71          18.04          17.67          16.78
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    12.93     $    18.57     $    18.71     $    18.04     $    17.67
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (25.4%)          5.1%          10.5%           7.7%          11.5%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $  190,669     $  299,737     $  271,853      $ 227,950     $  197,688

Ratio to average net assets:
 Expenses                                               0.60%          0.59%          0.60%          0.62%          0.61%
 Net investment income                                  3.12%          2.52%          2.44%          1.94%          1.77%

Portfolio turnover rate                                   22%            28%            28%            17%            31%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                    ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.48     $     0.44     $     0.41     $     0.30     $     0.25
Net gain (loss) on investments                          (5.26)          0.45           1.42           1.00           1.66
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (4.78)          0.89           1.83           1.30           1.91
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.52)         (0.44)         (0.39)         (0.29)         (0.27)
 Realized gain                                          (0.33)         (0.60)         (0.78)         (0.67)         (0.75)
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                 (5.63)         (0.15)          0.66           0.34           0.89
Net asset value at beginning of year                    18.51          18.66          18.00          17.66          16.77
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    12.88     $    18.51     $    18.66     $    18.00     $    17.66
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (25.7%)          4.8%          10.2%           7.3%          11.4%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $   35,634     $   40,979     $   28,135     $   15,679     $    6,635

Ratio to average net assets:
 Expenses                                               0.90%          0.89%          0.90%          0.92%          0.92%
 Net investment income                                  2.87%          2.24%          2.16%          1.66%          1.50%

Portfolio turnover rate                                   22%            28%            28%            17%            31%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the period.

                                                                SOCIALLY RESPONSIVE PORTFOLIO - CLASS O
                                                  -------------------------------------------------------------------
                                                                                                     For the period
                                                            For years ended                        March 31, 2006****
                                                  ------------------------------------                  through
                                                  Dec. 31, 2008          Dec. 31, 2007                Dec. 31, 2006
                                                  -------------          -------------             ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.11             $     0.10                  $    0.06
Net gain (loss) on investments                          (3.94)                  0.26                       0.20
                                                   ----------             ----------                  ---------
 Total from investment operations                       (3.83)                  0.36                       0.26
                                                   ----------             ----------                  ---------

Shareholder distributions
 Net investment income                                  (0.12)                 (0.10)                     (0.05)
 Realized gain                                              -                  (0.08)                         -
                                                   ----------             ----------                  ---------

Net increase (decrease)                                 (3.95)                  0.18                       0.21
Net asset value at beginning of period                  10.39                  10.21                      10.00
                                                   ----------             ----------                  ---------
Net asset value at end of period                   $     6.44             $    10.39                  $   10.21
                                                   ==========             ==========                  =========

TOTAL RETURN**                                         (36.8%)                  3.5%                       2.6%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $    1,642             $    3,272                  $   2,561

Ratio to average net assets:
 Expenses                                               1.20%                  1.20%                      1.20%***
 Expenses before waived fees and
    reimbursed expenses                                 2.74%                  2.71%                      4.40%***
 Net investment income                                  1.30%                  0.89%                      0.81%***

Portfolio turnover rate                                   14%                     8%                         3%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the period.

                                                              SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS
                                                  -------------------------------------------------------------------
                                                                                                     For the period
                                                            For years ended                        March 31, 2006****
                                                  ------------------------------------                  through
                                                  Dec. 31, 2008          Dec. 31, 2007                Dec. 31, 2006
                                                  -------------          -------------             ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.09             $    0.06                   $    0.04
Net gain (loss) on investments                          (3.94)                 0.26                        0.20
                                                   ----------             ----------                  ---------
 Total from investment operations                       (3.85)                 0.32                        0.24
                                                   ----------             ----------                  ---------

Shareholder distributions
 Net investment income                                  (0.09)                (0.07)                      (0.03)
 Realized gain                                              -                 (0.08)                          -
                                                   ----------             ----------                  ---------

Net increase (decrease)                                 (3.94)                 0.17                        0.21
Net asset value at beginning of period                  10.38                 10.21                       10.00
                                                   ----------             ----------                  ---------
Net asset value at end of period                   $     6.44             $   10.38                   $   10.21
                                                   ==========             ==========                  =========

TOTAL RETURN**                                         (37.1%)                 3.1%                        2.4%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $    1,427             $   2,274                   $   1,832

Ratio to average net assets:
 Expenses                                               1.50%                 1.50%                       1.50%***
 Expenses before waived fees and
    reimbursed expenses                                 3.07%                 3.02%                       4.73%***
 Net investment income                                  1.06%                 0.59%                       0.51%***

Portfolio turnover rate                                   14%                    8%                          3%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                          OTHER INFORMATION (unaudited)

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269. This information is also available by accessing the SEC website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x4634). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                          MANAGEMENT OF THE FUND (unaudited)

MANAGEMENT INFORMATION

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. The Directors elect the officers of the Fund to actively supervise its day-to-day operations.

                                                                                     Number of
                                                          Principal                  Portfolios in
Name, Age, and           Current          Term of Office  Occupation(s)              Fund Complex   Other
Address as of            Position         and Length      During the                 Overseen by    Directorships
December 31, 2008        with the Fund    of Service      Past 5 Years               Director       held by Director
-------------------------------------------------------------------------------------------------------------------------
Independent Directors
---------------------
JEAN L. WOJTOWICZ        Chairwoman       Indefinite,     President, Cambridge              5       Vectren Corp.
7107 Royal Oakland Ct.   of the Board     11/16/2007 to   Capital Management                        First Merchants
Indianapolis, IN 46236   Director         present         Corp. (1983 to present)                   Corp. First
age 51                                    Indefinite                                                Internet Bank of
                                          09/22/2003 to                                             Indiana
                                          present

STEPHEN J. HELMICH,      Director         Indefinite,     President, Cathedral              5       None
307 Galahad Drive                         12/17/2004 to   High School
Franklin, IN 46131                        present         (1999 to present)
age 59

K. LOWELL SHORT, JR.     Director         Indefinite,     CFO, Forethought                  5       None
8842 Traders Landing                      11/16/2007      Financial Group
Brownsburg, IN 46112                      to present      (10/06-7/07); Senior
age 52                                                    Vice President, Finance,
                                                          Conseco Insurance
                                                          Companies
                                                          (11/86-10/06)

GILBERT F. VIETS         Chairman of      Indefinite,     Deputy Commissioner               5       St. Vincent Hospital
2105 N. Meridian St.,    the Audit        11/16/2007      and Chief of Staff,                       Indianapolis
Ste. 400                 Committee        to present      Indiana Department of
Indianapolis, IN 46202   Director         Indefinite,     Transportation (12/2006
age 65                                    09/27/2004 to   until his retirement
                                          present         11/2008); State of
                                                          Indiana Office of
                                                          Management & Budget
                                                          (2005-12/2006); Chief
                                                          Financial Officer/Chief
                                                          Restructuring
                                                          Officer/Special Assistant
                                                          to the Chairman,
                                                          ATA Holdings, Inc.
                                                          (7/2004-11/2005);
                                                          Associate Clinical
                                                          Professor, Indiana
                                                          University
                                                          (8/2002-7/2004)

MANAGEMENT INFORMATION (continued) (unaudited)

                                                                                     Number of
                                                          Principal                  Portfolios in
Name, Age, and           Current          Term of Office  Occupation(s)              Fund Complex   Other
Address as of            Position         and Length      During the                 Overseen by    Directorships
December 31, 2008        with the Fund    of Service      Past 5 Years               Director       held by Director
-------------------------------------------------------------------------------------------------------------------------
Interested Directors
--------------------
WILLIAM R. BROWN         Director         Indefinite,     General Counsel &                 5       Franklin College
6674 Flowstone Way                        11/16/2007      Secretary, American
Indianapolis, IN 46237                    to present      United Life Insurance
age 69                                                    Company(R) (1/1986
                                                          until his retirement
                                                          in 8/2002)

The following table shows the Executive Officers of the Fund.

Name and Age as of         Current Position      Term of Office and     Principal Occupations during
December 31, 2008*         with the Fund         Length of Service      the Past Five Years'
-------------------------------------------------------------------------------------------------------------------------
J. Scott Davison,           President            Indefinite,            Chief Financial Officer, American United Life
age 44                                           08/15/08 to present    Insurance Company(R) (6/2004 to Present); Senior
                                                                        Vice President, Strategic Planning & Corporate
                                                                        Development (7/2002 - 6/2004)

Constance E. Lund,          Treasurer            Indefinite,            Senior Vice President, Corporate Finance,
age 55                                           02/02/00 to present    American United Life Insurance Company(R)
                                                                        (1/2000 to present)

Thomas M. Zurek,            Secretary            Indefinite,            General Counsel & Secretary, American United Life
age 60                                           12/13/02 to present    Insurance Company(R) (8/2002 to present)

Daniel Schluge,             Assistant            Indefinite,            Controller, American United Life Insurance
age 48                      Treasurer            02/23/07 to present    Company(R) (7/2000 to present)

Richard M. Ellery,          Assistant            Indefinite,            Associate General Counsel, American United Life
age 37                      Secretary            08/24/07 to present    Insurance Company(R) (1/2007 to present); Assistant
                                                                        General Counsel, American United Life Insurance
                                                                        Company(R) (5/2004-1/2007); Senior Counsel
                                                                        (11/2001-5/2004)

*The executive officers may be reached at One American Square, Indianapolis, IN 46282

                      (This Page Intentionally Left Blank)

[LOGO OF ONEAMERICA]  OneAmerica(R) Funds, Inc.   (C) 2008 OneAmerica Financial
ONEAMERICA(R) FUNDS,  One American Square,        Partners, Inc. All rights
INC.                  P.O. Box 368                reserved. OneAmerica(R) and
                      Indianapolis, IN 46206-0368 the OneAmerica banner are all
                      (317) 285-1111              registered trademarks of
                      www.oneamerica.com          OneAmerica Financial
                                                  Partners, Inc.

                                                                P-12757 12/31/08

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) There were no material amendments to the Code of Ethics in 2008.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in
    Item 1 of this report.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an exhibit in Item 12 of this report. If any person requests a copy of the Code of Ethics, a copy will be provided, free of charge. A person can request a copy by calling (317) 285-1885 or (317) 285-1588.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Audit Committee has determined that Mr. Gilbert F. Viets is the "audit committee financial expert." This audit committee member is "independent," meaning that he is not an "interested person" of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $52,500 for 2008 and $50,000 for 2007.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in
                         Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $15,350 for 2008 and $12,860 for 2007.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

    (2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2008.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $15,350 for 2008 and $12,860 for 2007. The non-audit fees billed by the principal accountant to the registrant's investment adviser are $113,700 for 2008 and $95,000 for 2007.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
       COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The President and Treasurer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

    (b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a- 2(b)) are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) OneAmerica Funds, Inc.

By (Signature and Title)*           /s/ J. Scott Davison
                       ---------------------------------------------------------
                                    J. Scott Davison, President
Date  03/05/2009
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ J. Scott Davison
                         -------------------------------------------------------
                                    J. Scott Davison, President
Date  03/05/2009
    ----------------------------------------------------------------------------

By (Signature and Title)*           /s/ Constance E. Lund
                         -------------------------------------------------------
                                    Constance E. Lund, Treasurer
Date  03/05/2009
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.